UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Jet.AI Inc.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

10845 Griffith Peak Dr.

Suite 200

Las Vegas, NV 89135

November 25, 2025

Dear Stockholder:

We cordially invite you to attend the 2025 Annual Meeting of Stockholders of Jet.AI Inc. (the “Annual Meeting”). The Annual Meeting will be held on December 19, 2025, at 10:00 a.m. Pacific Time and will be held entirely online live via audio webcast. You will be able to attend and participate in the Annual Meeting virtually by visiting https://www.cstproxy.com/jetai/2025, where you will be able to listen to the Annual Meeting live and vote. If you do not have Internet capabilities, you can listen to the Annual Meeting by phone by dialing +1 800-450-7155 (toll-free) within the U.S. and Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted enter the pin number 6916385#. This option is listen-only, and you will not be able to vote during the Annual Meeting if you choose to participate telephonically.

You will find important information about the matters to be voted on at the Annual Meeting in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and Proxy Statement. The Notice, Proxy Statement, and related materials provide important information and tell you how to vote prior to the Annual Meeting.

Your vote is important. We hope you will attend the virtual Annual Meeting. We encourage you to review the proxy materials and vote as soon as possible. You may vote on the internet as described in the attached proxy materials. You also may vote by mail if you timely request to receive printed copies of these proxy materials in the mail. You will also be able to vote your shares electronically during the Annual Meeting. Details about how to attend the virtual Annual Meeting and how to cast your votes are posted at https://www.cstproxy.com/jetai/2025 and can be found in this proxy statement in the section entitled “Questions and Answers about the Annual Meeting and Voting—How can I attend and vote at the Annual Meeting?”.

Very truly yours,

/s/ Michael Winston
Michael Winston
Interim Chief Executive Officer

10845 Griffith Peak Dr.

Suite 200

Las Vegas, NV 89135

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

Annual Meeting Date	December 19, 2025

Time	10:00 a.m. Pacific Time

Place	The meeting will be held entirely online live via audio webcast, which can be accessed at https://www.cstproxy.com/jetai/2025. If you do not have Internet capabilities, you can listen to the Annual Meeting by phone by dialing +1 800-450-7155 (toll-free) within the U.S. and Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted enter the pin number 6916385#.

Items of Business	(1)	To elect two Class II directors to serve until our 2028 annual meeting of stockholders;

	(2)	To ratify the appointment of Hacker Johnson & Smith PA as our independent registered public accounting firm for our fiscal year ending December 31, 2025;

	(3)	To approve an amendment to the Amended and Restated 2023 Jet.AI Inc. Omnibus Incentive Plan (the “Plan”), to increase the number of shares of our common stock that may be issued under the Plan to 775,000 shares plus an amount of shares that will account for all shares issuable in connection with the vesting of certain performance share unit awards that we granted to our executive management team;

	(4)	To approve the potential issuance of shares of our common stock underlying the warrant issued in the Hexstone Transaction described in the proxy statement accompanying this notice that, upon issuance could result in the issuance of shares in an amount in excess of 20% of our outstanding shares of common stock at a price less than the Minimum Price as defined by, and in accordance with, Nasdaq Listing Rule 5635(d);

	(5)	To approve an amendment to Article IV of our Certificate of Incorporation to increase the number of authorized shares of our common stock from 200,000,000 to 1,000,000,000;

	(6)	To consider and vote on a proposal to grant our Board of Directors the discretion to amend our Certificate of Incorporation to effect a reverse stock split at a ratio not less than one-for-two and not greater than one-for-two hundred fifty, with the exact ratio to be set within that range at the discretion of the Board without further approval or authorization of our stockholders;

	(7)	To approve to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of any of the proposals; and

	(8)	To transact any other business that properly comes before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

Record Date	Holders of record of our capital stock on November 7, 2025, are entitled to receive notice of, and to vote at, the Annual Meeting and any postponement or adjournment of the Annual Meeting.

Voting	Your vote is important. We encourage you to read the accompanying proxy materials and submit your vote as soon as possible. You can find information about how to cast your vote in the question-and-answer section of the accompanying proxy statement.

This Notice and the accompanying materials, including our Annual Report on Form 10-K for the year ended December 31, 2024, are being mailed to shareholders on or about November 25, 2025. Stockholders also may access the proxy materials at https://www.cstproxy.com/jetai/2025.

By Order of the Board of Directors of Jet.AI Inc.

/s/ Michael Winston
Michael Winston
Interim Chief Executive Officer

Las Vegas, Nevada
November 25, 2025

10845 Griffith Peak Dr.

Suite 200

Las Vegas, NV 89135

Proxy Statement for Annual Meeting of Stockholders

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDERS MEETING TO BE HELD ON December 19, 2025:

THIS PROXY STATEMENT, THE PROXY CARD AND OUR ANNUAL REPORT ON FORM 10-K

FOR THE YEAR ENDED DECEMBER 31, 2024, ARE AVAILABLE ON THE INTERNET AT

https://www.cstproxy.com/jetai/2025.

GENERAL INFORMATION

What is this document?

This document is the Proxy Statement of Jet.AI Inc. for the 2025 Annual Meeting of Stockholders, or the “Annual Meeting,” to be held at 10:00 a.m., Pacific Time, on December 19, 2025.

References to “we,” “us” or the “Company” mean, unless otherwise specified, Jet.AI Inc. following the Business Combination (as defined below) and Oxbridge Acquisition Corp. prior to the Business Combination.

What is the date and time of the Annual Meeting?

The Annual Meeting is scheduled to be held at 10:00 a.m., Pacific Time, on December 19, 2025.

How do I access and attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by audio webcast. No physical in-person meeting will be held. The online Annual Meeting will begin promptly at 10:00 a.m., Pacific Time, on December 19, 2025. We encourage you to access the Annual Meeting prior to the start time, leaving ample time to check in. You will be able to attend the Annual Meeting online and vote by visiting https://www.cstproxy.com/jetai/2025.

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If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, or “Continental” (i.e., you are the stockholder of record), please follow the instructions included in the Notice sent to you, which contains the URL address (https://www.cstproxy.com/jetai/2025), along with your control number. You will need your control number included in the Notice sent to you or, if you requested printed copies be sent to you by mail, on your Proxy Card or in the instructions that accompanied your proxy materials, to access and attend the Annual Meeting virtually via the Internet. If you do not have your control number, please contact Continental at the phone number or e-mail address below.

If your shares are held in the name of your broker, bank or other nominee, you must contact your broker, bank or other nominee and obtain a legal proxy. Once you obtain your legal proxy, please contact Continental to have a control number generated for the Annual Meeting:

● By telephone at (917) 262-2373; or

● By email at proxy@continentalstock.com.

Can I ask questions at the virtual Annual Meeting?

Stockholders who attend our virtual Annual Meeting will not have an opportunity to submit questions live via the Internet during a designated portion of the Annual Meeting.

What is a proxy?

It is your legal designation of another person, called a “proxy,” to vote the stock you own. The document that designates someone as our proxy is also called a proxy, or a “Proxy Card.”

Who is paying the costs to prepare this Proxy Statement and solicit my proxy?

We will pay all expenses in connection with the solicitation of the proxies related to this Proxy Statement.

Who is soliciting my proxy, and will anyone be compensated to solicit my proxy?

Proxies may be solicited by our officers and employees by telephone, electronic mail, facsimile transmission or other means of communication. Our officers and employees will not be additionally compensated, but they may be reimbursed for out-of-pocket expenses in connection with any solicitation. We may also reimburse custodians, nominees and fiduciaries for their expenses in sending proxies and proxy material to beneficial owners.

Where is our common stock traded?

Our common stock is traded on Nasdaq under the symbol “JTAI.”

Will our directors be in attendance at the Annual Meeting?

We encourage, but do not require, our directors to attend annual meetings of stockholders, recognizing that from time-to-time scheduling conflicts may occur that will prevent a director from attending. We expect that all of our Board members will attend the Annual Meeting, if possible.

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VOTING MATTERS

Who is entitled to attend and vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date, November 7, 2025, are entitled to receive notice of the Annual Meeting and to vote the shares for which they are stockholders of record on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. A list of our stockholders will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, at our principal executive office during ordinary business hours for a period of ten days prior to the Annual Meeting. Please contact George Murnane at (702) 747-4000 to coordinate your review.

On November 7, 2025, we had 3,927,256 shares of common stock outstanding. We also had approximately 5,005,825 shares of common stock underlying 989 shares of outstanding Series B Preferred Stock, calculated based on the closing price of our common stock on November 6, 2025, that are entitled to one vote per common share and vote along with common stockholders as a single class on an as converted basis, limited to no more than 9.99% beneficial ownership of our common stock after giving effect to such conversion.

Stockholders of Record: Shares Registered in Your Name. If at the close of business on November 7, 2025, your shares were registered directly in your name with Continental, then you are a stockholder of record. As a stockholder of record, you may submit your vote online at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to authorize a proxy to vote your shares by following the instructions in the Notice or in this proxy statement to ensure that your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If at the close of business on November 7, 2025, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on and what does the Board recommend?

You will be asked to vote on the following items:	Our Board recommends that you vote:

Proposal 1: To elect two Class II director nominees to serve until our 2028 annual meeting of stockholders	“FOR” Proposal 1, the election of each of the Class II director nominees named herein to serve on our Board of Directors

Proposal 2: To ratify the appointment of Hacker Johnson & Smith PA as our independent registered public accounting firm for our fiscal year ending December 31, 2025	“FOR” Proposal 2, the ratification of the appointment of Hacker Johnson & Smith PA as our independent registered public accounting firm for the fiscal year ending December 31, 2025

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Proposal 3: To approve an amendment to the Amended and Restated 2023 Jet.AI Inc. Omnibus Incentive Plan (the “Plan”), to increase the number of shares of our common stock that may be issued under the Plan to 775,000 shares plus an amount of shares that will account for all shares issuable in connection with the vesting of certain performance share unit awards that we granted to our executive management team (the “Plan Amendment and Equity Compensation Proposal”);	“FOR” Proposal 3 – the Plan Amendment and Equity Compensation Proposal

Proposal 4: To approve the potential issuance of shares of our common stock underlying the warrant issued in the Hexstone Transaction described in this proxy statement that, upon issuance could result in the issuance of shares in an amount in excess of 20% of our outstanding shares of common stock at a price less than the Minimum Price as defined by, and in accordance with, Nasdaq Listing Rule 5635(d) (the “Hexstone Nasdaq Proposal”)	“FOR” Proposal 4 – the Hexstone Nasdaq Proposal

Proposal 5: To approve an amendment to Article IV of our Certificate of Incorporation to increase the number of authorized shares of our common stock from 200,000,000 to 1,000,000,000	“FOR” Proposal 5, the approval of an amendment to Article IV of our Certificate of Incorporation to increase the number of authorized shares of our common stock from 200,000,000 to 1,000,000,000

Proposal 6: To approve granting our Board of Directors the discretion to amend our Certificate of Incorporation to effect a reverse stock split at a ratio not less than one-for-two and not greater than one-for-two hundred fifty, with the exact ratio to be set within that range at the discretion of the Board without further approval or authorization of our stockholders (the “Reverse Split Proposal”)	“FOR” Proposal 6 – the Reverse Split Proposal

Proposal 7: To approve to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of any of the proposals	“FOR” Proposal 7, the approval of adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of any of the proposals

May other matters be raised at the Annual Meeting? How will the meeting be conducted?

We currently are not aware of any business to be acted upon at the Annual Meeting other than the seven proposals described above. Under Delaware law and our governing documents, no other business aside from procedural matters may be raised at the Annual Meeting unless proper notice has been given to us by the stockholders. If other business is properly raised, your proxies have authority to vote in their discretion, including to adjourn the Annual Meeting.

The Chairman of the Annual Meeting, Michael Winston, has broad authority to conduct the Annual Meeting so that the business of the Annual Meeting is carried out in an orderly and timely manner. In doing so, he has broad discretion to establish reasonable rules for discussion during the Annual Meeting. The Chairman of the Annual Meeting is also entitled to rely upon applicable law regarding disruptions or disorderly conduct to ensure that the Annual Meeting proceeds in a manner that is fair to all participants.

Do any of the Proposals entitle me to a dissenter’s right of appraisal?

Our stockholders are not entitled to dissenters’ rights in connection with any of the proposals to be voted on at the Annual Meeting. Furthermore, we do not intend to independently provide our stockholders with any such rights.

How do I vote?

For Proposal 1, you may either vote “FOR” each nominee named herein to serve on the Board or you may withhold your vote for any nominee that you specify. For Proposal 2, Proposal 3, Proposal 4, Proposal 5, Proposal 6, and Proposal 7 you may vote “FOR” or “AGAINST” or abstain from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may vote online at the Annual Meeting, vote by proxy on the Internet, or by using a Proxy Card that you may request. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and submit your vote online even if you have already voted by proxy.

●	To vote at the Annual Meeting, follow the instructions above to attend and submit your vote.

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●	To authorize a proxy to vote your shares using a Proxy Card, simply complete, sign and date the Proxy Card that may be delivered and return it promptly in the envelope provided. To request a Proxy Card, follow the instructions on the Notice. If you return your signed Proxy Card to us before the Annual Meeting, we will vote your shares as you direct.

●	You can choose to vote your shares at any time using the Internet site identified on your Notice. This site will give you the opportunity to make your selections and confirm that your instructions have been followed. We have designed our Internet voting procedures to authenticate your identity by use of a unique control number found on your Notice. To take advantage of the convenience of voting on the Internet, you must subscribe to one of the various commercial services that offer access to the Internet. Costs normally associated with electronic access, such as usage and telephone charges, will be borne by you. We do not charge any separate fees for access to the Internet voting site. Your vote must be received by 8:59 p.m. Pacific Time on December 18, 2025 to be counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a notice and voting instructions from that organization, rather than from us. Simply follow the instructions in that notice to ensure that your vote is counted. Alternatively, you may vote over the Internet as instructed by your broker or bank. To vote at the Annual Meeting, you must obtain a legal proxy from your broker, bank or other nominee and contact Continental to have a control number generated for the Annual Meeting by following the instructions set forth on page 1 of this Proxy Statement under “How do I access and attend the Annual Meeting?”

What if I return a Proxy Card or otherwise vote but do not make specific choices?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and return a signed and dated Proxy Card or otherwise vote without marking any voting selections, your shares will be voted as follows:

●	“FOR” the election of each of the Class II director nominees named herein to serve on the Board;

●	“FOR” the ratification of the appointment of Hacker Johnson & Smith PA as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

●	“FOR” the approval of an amendment to the Plan, to increase the number of shares of our common stock that may be issued under the Plan to 775,000 shares plus an amount of shares that will account for all shares issuable in connection with the vesting of certain performance share unit awards that we granted to our executive management team;

●	“FOR” the approval of the potential issuance of shares of our common stock underlying the warrant issued in the Hexstone Transaction described in this proxy statement that, upon issuance could result in the issuance of shares in an amount in excess of 20% of our outstanding shares of common stock at a price less than the Minimum Price as defined by, and in accordance with, Nasdaq Listing Rule 5635(d);

●	“FOR” the approval of an amendment to Article IV of our Certificate of Incorporation to increase the number of authorized shares of our common stock from 200,000,000 to 1,000,000,000;

●	“FOR” the proposal to grant our Board of Directors the discretion to amend our Certificate of Incorporation to effect a reverse stock split at a ratio not less than one-for-two and not greater than one-for-two hundred fifty, with the exact ratio to be set within that range at the discretion of the Board without further approval or authorization of our stockholders; and

●	“FOR” the approval of adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of any of the proposals.

If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your Proxy Card) will vote your shares as recommended by our Board or, if no recommendation is given, will vote your shares using such individual’s best judgment.

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Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee and you do not provide that organization with voting instructions, that organization will determine if it has the discretionary authority to vote on the particular matter. On certain “routine” matters, brokerage firms have the discretionary authority to vote shares for which their customers do not provide voting instructions. We believe Proposal 2, the ratification of the appointment of Hacker Johnson & Smith PA as our independent registered public accounting firm, is considered a routine matter for this purpose. However, none of the other proposals are considered to be routine matters. Your broker or other nominee cannot vote without instructions on non-routine matters, and, therefore, we expect broker non-votes on all proposals other than Proposal 2. Accordingly, if you own shares through your broker, bank or other nominee, please be sure to instruct that organization how to vote to ensure that your vote is counted on all of the proposals.

Can I change my mind and revoke my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any of the following ways:

●	You may submit another properly completed proxy bearing a later date;
●	You may send a written notice that you are revoking your proxy to proxy@continentalstock.com; or
●	You may attend and vote online at the Annual Meeting.

The last submitted vote will be the one recorded for the holder. If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by that organization to revoke your proxy.

What if I receive more than one Notice?

If you receive multiple Notices, it means that you have more than one account with brokers or our transfer agent. Please vote all of your shares. We also recommend that you contact your broker or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, and can be reached at (212) 509-4000.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and “WITHHOLD” votes and broker non-votes with respect to Proposal 1, “FOR” and “AGAINST” votes and abstentions with respect to Proposal 2, and “FOR” and “AGAINST” votes, abstentions and broker non-votes with respect to all other proposals. A broker non-vote occurs when a nominee, such as a broker or bank, holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority to vote with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker nonvotes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted towards the tabulation of shares present at the Annual Meeting or represented by proxy and entitled to vote and will have the same effect as “AGAINST” votes on Proposal 2, Proposal 3, Proposal 4, Proposal 6, and Proposal 7. Although broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum, broker non-votes will not be counted for purposes of determining the number of shares present at the Annual Meeting or represented by proxy and entitled to vote with respect to a particular proposal. Therefore, a broker non-vote will not affect the outcome of the vote on any of the proposals.

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What is the vote required for each Proposal?

●	For Proposal 1, the election of the two Class II director nominees named herein to serve on our Board, the two nominees receiving the most “FOR” votes (among votes properly cast at the Annual Meeting or by proxy) will be elected to our Board.

●	To be approved, Proposal 2, the ratification of the appointment of Hacker Johnson & Smith PA as our independent registered public accounting firm for the fiscal year ending December 31, 2025, must receive a “FOR” vote from at least a majority of the shares present at the Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote. However, the Audit Committee is not bound by a vote either “FOR” or “AGAINST” the firm. The Audit Committee will consider a vote against the firm by the stockholders in selecting our independent registered public accounting firm in the future.

●	To be approved, each of Proposal 3, Proposal 4, Proposal 5, Proposal 6, and Proposal 7 must receive a “FOR” vote from at least a majority of the shares present at the Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote.

How many shares must be present to constitute a quorum for the Annual Meeting?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least one third of the outstanding shares entitled to vote are represented by stockholders present at the Annual Meeting or by proxy. On November 7, 2025, the record date, there were 3,927,256 shares of common stock outstanding and entitled to vote as well as 392,332 shares of common stock underlying our Preferred Stock that are entitled to one vote per share of common stock. Based on our Bylaws as in effect as of the date of this proxy statement, at least 1,439,862 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Annual Meeting. Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum. If there is no quorum, either the Chairman of the meeting or a majority of the votes present at the Annual Meeting or represented by proxy at the Annual Meeting may adjourn the Annual Meeting to another date.

How many votes do I have and can I cumulate my votes?

You have one vote for every share of our common stock that you own or that you have the right to acquire upon the conversion of any Series B Preferred Stock that you own (subject to the limitations set forth in the governing documents of each series of Preferred Stock). Cumulative voting is not allowed.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final results are expected to be published in a Current Report on Form 8-K we will file with the SEC on or before the fourth business day following the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days following the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

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EMERGING GROWTH COMPANY EXPLANATORY NOTE

On August 10, 2023, we consummated a business combination pursuant to which Jet Token Inc. (“Jet Token”) combined with Oxbridge Acquisition Corp. (“Oxbridge”), a special purpose acquisition company (the “Business Combination”).

Following the Business Combination, we are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”).

For as long as we continue to be an emerging growth company, we may take advantage of exemptions from various reporting requirements that are applicable to other public companies but not to “emerging growth companies,” including, but not limited to:

●	not being required to comply with the auditor attestation requirements in the assessment of our internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act;

●	not being required to comply with any requirement that may be adopted by the Public Company Accounting Oversight Board (“PCAOB”) regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements;

●	reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements; and

●	exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

We could be an emerging growth company until the last day of the fiscal year following August 16, 2026, the fifth anniversary of the closing of Oxbridge’s initial public offering, or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1,235,000,000, (ii) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act of 1934, as amended (the “Exchange Act”), which would require, among other things, that we have been a public company for at least 12 months and would occur at the end of the fiscal year during which the market value of our common stock held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter, or (iii) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three-year period. Under Section 107(b) of the JOBS Act, emerging growth companies may delay adopting new or revised accounting standards until such time as those standards apply to private companies.

Because we have elected to take advantage of certain reduced disclosure obligations and may elect to take advantage of other reduced reporting requirements in future filings, the information that we provide to our stockholders may be different than you might receive from other public reporting companies in which you hold equity interests.

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PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board is comprised of seven directors and is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are among the three classes as follows:

●	the Class I directors are Lt. Col. Ran David and Jeffrey Woods and their terms will expire at the 2027 annual meeting of stockholders;

●	the Class II directors are William Yankus and Wrendon Timothy and their terms will expire at the 2025 annual meeting of stockholders; and

●	the Class III directors are Michael Winston, George Murnane and Ehud Talmor and their terms will expire at the 2026 annual meeting of stockholders.

Directors in a particular class will be elected for three-year terms at the annual meeting of stockholders in the year in which their terms expire. As a result, only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Each director’s term continues until the election and qualification of his or her successor, or the earlier of his or her death, resignation or removal. This classification of our Board may have the effect of delaying or preventing changes in our control or a change in our management.

Our nominating and corporate governance committee has recommended, and the Board has approved, William Yankus and Wrendon Timothy as nominees for election as Class II directors at the Annual Meeting. If elected, Messrs. Yankus and Timothy will serve as Class II directors for a three-year term expiring at the annual meeting of stockholders to be held in 2028 and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, or removal. Each of William Yankus and Wrendon Timothy has agreed to stand for election as a Class II director, and we have no reason to believe that either nominee will be unable to serve if elected. In addition, each of the nominating and corporate governance committee and the Board has determined that each of these Class II directors – William Yankus and Wrendon Timothy – are independent under applicable SEC and Nasdaq rules.

Our Certificate of Incorporation and Bylaws provide that only the Board can fill vacant directorships, including newly-created seats. Any additional directorships resulting from an increase in the authorized number of directors would be distributed pro rata among the three classes so that, as nearly as possible, each class would consist of one-third of the authorized number of directors. The Certificate of Incorporation and Bylaws also provide that directors may only be removed for cause and by the affirmative vote of the holders of at least two-thirds of the voting power of the then-outstanding shares entitled to vote in the election of directors, voting together as a single class.

Should any director nominee become unavailable for election as a result of an unexpected occurrence, your proxy authorizes the persons named as proxies to vote for a substitute nominee if our Board so chooses, or our Board may reduce its size. The terms of office of the directors in Class III and Class I will not expire until the annual meeting of stockholders to be held in 2026 and 2027, respectively.

Vote Required

Directors are elected by a plurality of the votes cast by the stockholders present in person or represented by proxy and entitled to vote on the election of directors. Accordingly, the two nominees receiving the highest number of affirmative votes will be elected. Any shares not voted “FOR” a particular nominee (whether as a result of a withhold vote or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named above. If a nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board.

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Nominees

Our nominating and corporate governance committee seeks to assemble a board of directors that, as a group, can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its qualifications and experience in various areas. To that end, the committee has identified and evaluated nominees in the broader context of our board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities deemed critical to effective functioning of our Board.

The following table sets forth the names, ages as of the date of this Proxy Statement, and certain other information for each of the nominees for election as a Class I director at the Annual Meeting and each of the continuing members of the Board.

Name	Age	Position
Class I directors whose terms expire at the annual meeting of stockholders in 2027
Lt. Col. Ran David(1)	51	Director (since August 10, 2023)
Donald Jeffrey Woods(2)	50	Director (since August 10, 2023)
Class III directors whose terms expire at the annual meeting of stockholders in 2026
Michael D. Winston, CFA	49	Executive Chairman and Interim Chief Executive Officer, Director (each since August 10, 2023)
George Murnane	67	Interim Chief Financial Officer, Director (each since August 10, 2023)
Ehud Talmor(1)(2)	51	Director (since August 10, 2023)
Class II director nominees for election until the annual meeting of stockholders in 2028
Wrendon Timothy(1)(2)(3)	45	Director (since August 10, 2023)
William Yankus(1)(2)	66	Director (since August 10, 2023)

(1)	Independent director and member of the compensation committee.
(2)	Independent director and member of the nominating and corporate governance committee.
(3)	Independent director and member of the audit committee.

Nominees for Election Until the Annual Meeting of Stockholders to be Held in 2028

Wrendon Timothy serves as our lead independent director, chairman of the audit committee, and member of the compensation, and nominating and corporate governance committees of the Board since August 2023. Mr. Timothy served as the Chief Financial Officer, Treasurer, Secretary and director of Oxbridge Acquisition Corp. (NASDAQ: OXAC) from April 2021 until the business combination with Jet.AI, and also served as a director on OXAC’s sponsor, OAC Sponsor Ltd. from April 2021 to March 2025. Mr. Timothy serves as a director of Oxbridge Re Holdings Limited (“Oxbridge Re”)(NASDAQ: OXBR) since November 2021, and has served as the Chief Financial Officer and Corporate Secretary of Oxbridge Re since August 2013. In his role with Oxbridge Re, he has provided financial and accounting consulting services with a focus on technical and SEC reporting, compliance, internal auditing, corporate governance, mergers & acquisitions analysis, risk management, and CFO and controller services. Mr. Timothy also serves as an executive and director of Oxbridge Reinsurance Limited and Oxbridge Re NS, the licensed reinsurance subsidiaries of Oxbridge Re. Mr. Timothy also serves as a director of Oxbridge Re other subsidiaries SurancePlus Holdings Ltd., and SurancePlus Inc., a British Virgin Islands Web3 entity.

Mr. Timothy serves as an independent director, chairman of the audit committee, and member of the compensation, and nominating and corporate governance committees of the board of AI Infrastructure Acquisition Corp. (NYSE: AIIA-UN), a Cayman Islands-based blank check special purpose acquisition company (“SPAC”). Since May 2025, Mr. Timothy also serves as a director on AIIA Sponsor Ltd., the SPAC’s sponsor, in which Jet.AI owns a 49.9% equity interest.

Mr. Timothy holds directorship and leadership roles with a number of other privately-held companies, and also serves on various not-for-profit organizations, including his governance role as Chairman of Audit & Risk Committee of The Utility Regulation & Competition Office of the Cayman Islands from May 2021 to December 2022, and June 2023 to present.

Mr. Timothy started his financial career at PricewaterhouseCoopers (Trinidad) in 2004 as an Associate in their assurance division, performing external and internal audit work, and tax-related services. Throughout his career progression and transitions through KPMG Trinidad and PricewaterhouseCoopers (Cayman Islands), Mr. Timothy has successfully delivered services across both the public and private sectors. Mr. Timothy management roles allowed him to be heavily involved in the planning, budgeting, and leadership of engagement teams, serving as a liaison for senior client management, and advising on technical accounting matters. Mr. Timothy is a Fellow of the Association of Chartered Certified Accountants (ACCA), a Chartered Corporate Secretary and also holds a Postgraduate Diploma in Business Administration and a Master of Business Administration, with Distinction (with a Specialism in Finance (with Distinction)), from Heriot Watt University in Edinburg, Scotland. Mr. Timothy is an active Fellow Member of the ACCA, an active member of the Cayman Islands Institute of Professional Accountants (CIIPA), and an active Fellow Member of the Chartered Governance Institute, an active member of the Cayman Islands Directors Association (CIDA), holds the Accredited Director (Acc. Dir.) designation through the Chartered Governance Institute of Canada and has completed executive education at the Stanford Law School Directors’ College.

We believe that Mr. Timothy is qualified to serve as a director because of his extensive capital markets experience and significant expertise across a wide array of corporate matters, including finance, accounting, corporate governance, risk management and prior SPAC experience.

William L. Yankus has served as one of our independent directors since August 2021. Mr. Yankus is an experienced investment banking specialist with a demonstrated history of working in the insurance industry. Since July 2015, Mr. Yankus has served as Founder and Principal of Pheasant Hill Advisors, LLC, a Connecticut based consulting firm that provides various research, advisory, private equity capital raising and M&A services primarily to the insurance industry and insurance industry investors. Since March 2016, Mr. Yankus has served on the Board of directors of Kingstone Companies, Inc. (NASDAQ: KINS), a New York based NASDAQ-listed property and casualty insurance company. He has also served as the Chairman of Kingstone’s Compensation Committee since April 2017. Mr. Yankus is also a Senior Advisor at Independent Insurance Analysts LLC, which provides investment analysis, credit research and investment banking services related to the life insurance industry. From September 2011 to June 2015, Mr. Yankus served as Managing Director for Sterne Agee. Prior to Sterne Agee, Mr. Yankus also held executive and leadership roles with other reputable financial services and investment banking firms, including serving as Head of Insurance Research at Macquarie Group from December 2009 to November 2010, Managing Director-Insurance Research for Fox-Pitt, Kelton from May 1993 to November 2009, and Vice President, Insurance Research at Conning & Company from June 1985 to April 1993. He completed the CFA program in 1989 and passed the CT uniform CPA exam in 1984. He received his B.A. degree in Economics and Accounting from The College of the Holy Cross. We believe that Mr. Yankus is qualified to serve as a director because of his significant leadership, insurance, public company, mergers & acquisitions, corporate governance and investment banking experience.

We believe that Mr. Yankus is qualified to serve as a director because of his significant leadership, insurance, public company, mergers & acquisitions, corporate governance and investment banking experience.

OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE TWO CLASS II DIRECTOR NOMINEES.

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Directors Continuing in Office Until the 2026 Annual Meeting of Stockholders

Michael D. Winston, CFA founded Jet.AI Inc. (formerly Jet Token) in 2018 and has served as its Executive Chairman since its founding. Upon completion of the Business Combination, he began to serve as Jet.AI’s Interim Chief Executive Officer. Mr. Winston also serves on the board of directors, and as Chief Executive Officer, of AIIA Sponsor Ltd., a Cayman Islands ordinary resident company and the sponsor of AI Infrastructure Acquisition Corp. (NYSE: AIIAU), a blank check special purpose acquisition company incorporated on May 13, 2025, as a Cayman Islands exempted company. He also serves on the board of directors, and as Chief Executive Officer, of AI Infrastructure Acquisition Corp. Mr. Winston began his career in 1999 with Credit Suisse First Boston Corporation and later worked as a portfolio manager at Millennium Partners LP. In 2012, Mr. Winston formed the Sutton View group of companies, an alternative asset management platform where he advised one of the largest academic endowments in the world until 2022. Mr. Winston received an MBA in Finance and Real Estate from Columbia Business School in 2005, and a BA in Economics from Cornell University in 1999. While at Cornell he studied for a year at the London School of Economics and at age 18 won a $1 million prize from IBM for his first startup company. Mr. Winston is a CFA Charterholder, and a member of the Economic Club of New York. We believe Mr. Winston is qualified to serve as a director because of his operational and historical expertise gained from serving as Jet.AI Inc.’s Founder and Executive Chairman.

George Murnane served as Jet Token’s Chief Executive Officer from September 2019 to August 2023. Upon completion of the Business Combination, he was named Interim Chief Financial Officer of Jet.AI until such time as we hire a permanent Chief Financial Officer, at which time he will again assume the role of Chief Executive Officer. Mr. Murnane also serves on the board of directors, and as Chief Financial Officer, of AIIA Sponsor Ltd., a Cayman Islands ordinary resident company and the sponsor of AI Infrastructure Acquisition Corp. (NYSE: AIIAU), a blank check special purpose acquisition company incorporated on May 13, 2025, as a Cayman Islands exempted company. He also serves on the board of directors, and as Chief Financial Officer, of AI Infrastructure Acquisition Corp. Mr. Murnane has 30 years of senior executive experience, including 20 years as a Chief Operating Officer and/or Chief Financial Officer in the air transportation and aviation industry, including as Chief Executive Officer for ImperialJet S.a.l from 2013 to 2019, Chief Operating Officer and Acting Chief Financial Officer of VistaJet Holdings, S.A. in 2008, Chief Financial Officer of Mesa Air Group from 2002 to 2007, Chief Operating Officer and Chief Financial Officer of North-South Airways from 2000 to 2002, Executive Vice President, Chief Operating Officer and Chief Financial Officer of International Airline Support Group from 1996 to 2002 and Executive Vice President and Chief Operating Officer of Atlas Air, Inc. from 1995 to 1996. From 2009 until he joined Jet Token, Mr. Murnane was a managing partner of Barlow Partners, a consulting services firm providing operational and financial management, merger and acquisition, financing and restructuring expertise to industrial and financial companies. Mr. Murnane received an MBA with Distinction from The Wharton School of the University of Pennsylvania in 1986 and a BA in Economics from the University of Pennsylvania in 1980. Mr. Murnane is also a Certified Public Accountant. We believe Mr. Murnane is qualified to serve as a director because of his expertise gained from serving as Jet Token’s Chief Executive Officer and his extensive financial experience.

Ehud Talmor (Maj. IAF Ret.) is a decorated, retired, senior officer from the Israeli Air Force with over twenty-five years of experience in all aspects of air combat and aircraft logistics. He began his career in 1995 as a fighter pilot and later, flight instructor. He subsequently took on a variety of supervisory roles, including F-16 deputy squadron commander. In 2007, he joined the Acquisitions Department of the Israeli Ministry of Defense and later held the position of Project Manager for three separate Air Force jet acquisition projects. The jet acquisition projects were: (1) the Beechcraft T-6II, (2) the Leonardo M-346, and (3) the Lockheed Martin F-35A. In addition to serving as Project Manager for the F-35 program, Mr. Talmor was also the Israeli Air Force’s Chief Instructor for the F-35. Mr. Talmor graduated from I.D.C. Herzliya with a B.A. in Psychology. We believe Mr. Talmor is qualified to serve as a director because of his considerable aviation industry, business and project management experience.

Directors Continuing in Office Until the 2027 Annual Meeting of Stockholders

Lt. Col. Ran David (IAF) is a decorated combat pilot in the Israeli Air Force. He has served as a Deputy Squadron Commander and spent over 20 years as a flight instructor. Throughout his career, one of Lt. Col David’s primary responsibilities has been to train, test and approve new IAF fighter pilots. Lt. Col David is a graduate of the USAF Air Command and Staff College and the University of Haifa. Today, Lt. Col. David serves as a pilot for EL AL Israel Airlines Ltd. In addition to his military service, Lt. Col. David is an experienced private business professional with a strong interest in emerging technologies, particularly in the energy sector. He actively seeks and evaluates innovative solutions and ventures in this field. We believe Lt. Col David is qualified to serve as a director because of his considerable aviation industry and pilot training experience.

Donald Jeff Woods is currently the Co-Founder, Chief Product Officer, and a director of Puzl, Inc., a company using artificial intelligence to transform retail. He has served in these roles since 2020. From 2020 to 2025, he also served as President and Board Member of Woods Supermarket, Inc., a mid-sized family-owned chain of supermarkets operating across Missouri, which has been serving its communities for over 75 years. He has served in these roles since 2020. Prior to these roles, from 2011 to 2019, Mr. Woods served in roles of Vice President of Marketing Strategy and Chief Product Strategist with SAP SE (NYSE: SAP) in London and New York. From 2001 to 2011, Mr. Woods served as Vice President of Enterprise Applications Research at Gartner Inc (NYSE: IT) where he was the global lead for enterprise applications. Prior to this, Mr. Woods built and sold his own logistics company. Mr. Woods is a graduate of Cornell University in Applied Economics and holds an MBA from Columbia Business School. We believe Mr. Woods is qualified to serve as a director because of his considerable technology development, artificial intelligence, business and marketing experience.

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Family Relationships

There are no familial relationships among our directors and executive officers.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons holding more than 10% of our Common Stock (each such person, an “Insider”) to report their initial ownership of Common Stock and other equity securities on a Form 3 report and any changes in that ownership on Form 4 or Form 5 reports that must be filed with the SEC. The SEC has designated specific deadlines by which Insiders must file these reports. Pursuant to applicable SEC rules, we must identify any Insiders who were delinquent in filing their required Section 16(a) reports when due and to disclose, with respect to each such Insider, the number of late Section 16(a) reports, the number of transactions that were not reported on a timely basis, and any known failure to file a required report.

Based on a review of reports filed by the Insiders, we believe that during the fiscal year ended December 31, 2024, the following Insiders filed late Form 4 reports: Donald Jeff Woods, Ehud Talmor, George Murnane, Lt. Col. Ran David, Michael Winston, Patrick McNulty, William Yankus, and Wrendon Timothy.

Non-Director Executive Officer

Patrick McNulty, age 41, has served as our Chief Operating Officer since June 2021. Prior to joining Jet Token in 2021, Mr. McNulty served as a manager of Sales Operations and Business Development with Honda Aircraft Company. While with Honda Aircraft, Mr. McNulty led the development of a robust sales engineering team and was instrumental in product development and market analysis for the manufacturer. Prior to Honda Aircraft Company, Mr. McNulty worked in the aircraft engine division of Rolls-Royce North America and at light jet manufacturer Eclipse Aviation. Mr. McNulty is a graduate of the Embry-Riddle Aeronautical University (BS Aerospace Engineering, MBA Aviation).

Legal Proceedings

There are no proceedings to which any of our directors, officers or, to our knowledge, any of our affiliates, owners of record or beneficially of more than five percent of any of our voting securities, or any associate of any of the foregoing is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries. Furthermore, none of our executive officers or directors are, or with in the past 10 years has been, involved in any legal proceedings required to be disclosed under Rule 401(f) of Regulation S-K under the Securities Act.

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Other Corporate Governance Matters

Director Independence

The Board determined that each of the directors serving on the Board, other than Michael Winston and George Murnane, qualifies as an independent director, as defined under the listing rules of Nasdaq, and the Board consists of a majority of “independent directors,” as defined under the applicable rules of the SEC and Nasdaq relating to director independence requirements. In addition, we are subject to certain rules of the SEC and Nasdaq relating to the membership, qualifications and operations of the audit committee, as discussed below.

None of our directors is a party to any agreement or arrangement that would require disclosure pursuant to Nasdaq Rule 5250(b)(3).

Board Leadership Structure and Roles in Risk Oversight

Our Board does not have a policy requiring the positions of the Chairperson of the Board and Chief Executive Officer to be separate or held by the same individual. The members of the Board believe that this determination should be based on circumstances existing from time to time, based on criteria that are in our company’s best interests and the best interests of our stockholders, including the composition, skills and experience of the Board and its members, specific challenges faced by our company or the industry in which we operate and governance efficiency. The Board adopted Corporate Governance Guidelines, which provide for the appointment of a lead independent director at any time when the Chairperson is not independent. Wrendon Timothy serves as the lead independent director.

Our Board is generally responsible for the oversight of corporate risk in its review and deliberations relating to our activities. Risk is inherent in every business. As is the case in virtually all businesses, we face a number of risks, including operational, economic, financial, legal, regulatory, and competitive risks. Our management is responsible for the day-to-day management of the risks we face. Our Board, as a whole, through its committees has responsibility for the oversight of risk management. Our audit committee charter provides that the audit committee is responsible for reviewing and discussing our practices and policies with respect to risk assessment and risk management.

In its oversight role, our Board’s involvement in our business strategy and strategic plans plays a key role in its oversight of risk management, its assessment of management’s risk appetite, and its determination of the appropriate level of enterprise risk. Our Audit Committee and Board receives updates periodically from senior management and regarding the various risks we face, including operational, economic, financial, legal, regulatory, and competitive risks. Our Board also reviews the various risks we identify in our filings with the SEC and risks relating to various specific developments, such as acquisitions, debt and equity placements, and new service offerings.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, and in other filings that we periodically make with the SEC. Our Board is actively involved in oversight of risks that could affect us. This oversight is conducted primarily by our full Board, which has responsibility for general oversight of risks.

Board Meetings

The Board and its committees meet throughout the year since the Business Combination on a regular schedule, and also hold special meetings and act by written consent from time to time. In 2024, the Board met six times and acted by unanimous written consent fifteen times. All directors attended 75% or more of the meetings of the Board and committees on which they served.

While we do not have a formal policy requiring our directors to attend stockholder meetings, directors are invited and encouraged to attend all meetings of stockholders. Oxbridge completed its IPO and listed on Nasdaq in August 2021, held an extraordinary general meeting of stockholders in 2022, held an extraordinary general meeting of stockholders in 2023, and held an annual meeting of stockholders in 2024. Each of our directors attended the 2024 annual meeting of stockholders.

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Board Committees

The Board has established an audit committee, a compensation committee and a nominating and corporate governance committee, each of which have the composition and responsibilities described below. The Board and its committees will set schedules for meeting throughout the year and can also hold special meetings and act by written consent from time to time, as appropriate. The Board will delegate various responsibilities and authority to its committees and the committees will regularly report on their activities and actions to the full board of directors. Members will serve on these committees until their resignation or until otherwise determined by the Board. The Board may establish other committees to facilitate the management of our business as it deems necessary or appropriate from time to time.

Each committee of the Board will operate under a written charter approved by the Board. Copies of each charter are posted on the Investor Relations section of our website at investors.jet.ai. The inclusion of our website address or the reference to our website in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

Audit Committee

Our audit committee is comprised of Wrendon Timothy, William Yankus and Ehud Talmor, with Mr. Timothy serving as audit committee chairperson. The Board determined that Messrs. Timothy, Yankus and Talmor each meet the requirements for independence and financial literacy under the current Nasdaq listing standards and SEC rules and regulations, including Rule 10A-3. In addition, the Board determined that each of Messrs. Timothy and Yankus is an “audit committee financial expert” within the meaning of Item 407(d) of Regulation S-K promulgated under the Securities Act. This designation does not impose any duties, obligations or liabilities that are greater than are generally imposed on members of the audit committee and the Board. The audit committee is responsible for, among other things:

●	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

●	helping to ensure the independence and overseeing the performance of the independent registered public accounting firm;

●	reviewing and discussing the results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and year-end operating results;

●	reviewing our financial statements and critical accounting policies and estimates;

●	reviewing the adequacy and effectiveness of our internal controls;

●	developing procedures for employees to submit concerns anonymously about questionable accounting, internal accounting controls or audit matters;

●	overseeing our policies on risk assessment and risk management;

●	overseeing compliance with our code of business conduct and ethics;

●	reviewing related party transactions; and

●	approving or, as permitted, pre-approving all audit and all permissible non-audit services (other than de minimis non-audit services) to be performed by the independent registered public accounting firm.

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The audit committee operates under a written charter, which satisfies the applicable rules of the SEC and the listing standards of Nasdaq, and which is available on our website at https://investors.jet.ai/documents-charters. All audit services to be provided to us and all permissible non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm will be approved in advance by the audit committee. The audit committee met four times during the fiscal year ending December 31, 2024.

Compensation Committee

Our compensation committee is comprised of Lt. Col. Ran David, Wrendon Timothy and Ehud Talmor, and Mr. Talmor is the chairperson of the compensation committee. The Board determined that each member of the compensation committee meets the requirements for independence under the current Nasdaq listing standards and SEC rules and regulations. Each member of the committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. The compensation committee is responsible for, among other things:

●	reviewing, approving and determining, or making recommendations to the Board regarding, the compensation of our executive officers, including the Chief Executive Officer;

●	making recommendations regarding non-employee director compensation to the full Board;

●	administering equity compensation plans and agreements with executive officers;

●	reviewing, approving and administering incentive compensation and equity compensation plans; and

●	reviewing and approving our overall compensation philosophy.

The compensation committee operates under a written charter, which satisfies the applicable rules of the SEC and Nasdaq listing standards, and is available on our website at https://investors.jet.ai/documents-charters. Our processes and procedures for the consideration and determination of executive and director compensation are described in the section entitled “Executive Officer and Director Compensation” below. The compensation committee met two times during the fiscal year ending December 31, 2024.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is comprised of William Yankus, Wrendon Timothy and Jeff Woods, and Mr. Woods is the chairperson of the nominating and corporate governance committee. The Board determined that each member of the nominating and corporate governance committee meets the requirements for independence under the current Nasdaq listing standards and SEC rules and regulations. The nominating and corporate governance committee is responsible for, among other things:

●	identifying, evaluating and selecting, or making recommendations to the Board regarding nominees for election to the Board and its committees;

●	considering and making recommendations to the Board regarding the composition of the Board and its committees;

●	developing and making recommendations to the Board regarding corporate governance guidelines and matters;

●	overseeing our corporate governance practices;

●	overseeing the evaluation and the performance of the Board and individual directors; and

●	contributing to succession planning.

The nominating and corporate governance committee has not established minimum requirements or qualifications that must be met by an individual nominee. It is the policy of the nominating and corporate governance committee to recommend individuals as director nominees who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who will be most effective, in conjunction with the other members of the Board, in collectively serving the long-term interests of our stockholders. The nominating and corporate governance committee considers the diversity of our directors and nominees in terms of knowledge, experience, skills, expertise and other factors that may contribute to the effectiveness of the Board. The nominating and corporate governance committee evaluates all nominees—including any nominees recommended by stockholders—using the same criteria.

Our Bylaws establish advance notice requirements that shareholders must meet to make any nominations for election to our Board or to submit other business to be acted upon at shareholder meetings. To be timely for purposes of an annual meeting of shareholders, a shareholder’s notice must be received by our secretary at our principal executive offices (i) not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the anniversary date of the immediately preceding annual meeting of shareholders (if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 60 days after the anniversary of the previous year’s annual meeting), or (ii) with respect to any other annual meeting of shareholders, including in the event that no annual meeting was held in the previous year, not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the tenth day following the date on which we first publicly announces the meeting date. To be timely for purposes of a special meeting of shareholders, a shareholder’s notice must be received not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the special meeting or the tenth day following our public announcement of the meeting date.

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The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders if provided with the following: (i) evidence, in accordance with Rule 14a-8 under the Exchange Act, of compliance with shareholder eligibility requirements; (ii) the written consent of the candidate(s) for nomination as a director and verification as to the accuracy of the biographical and other information submitted in support of the candidate; (iii) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director; and (iv) all information regarding the candidate(s) and the submitting shareholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board. Any recommendations received from shareholders will be evaluated in the same manner that other potential nominees are evaluated. Any shareholder that wishes to present a director candidate for consideration should submit the information identified above pursuant to the procedures set forth in this proxy statement under the section entitled “Communications with the Board.” With respect to the timing of shareholder nominations for the 2026 Annual Meeting, please see the discussion set forth in this proxy statement under the section entitled “Future Stockholder Proposals.” We did not receive any nominations of board candidates from any shareholders for this year’s Annual Meeting.

The nominating and corporate governance committee operates under a written charter, which satisfies the applicable rules of the SEC and Nasdaq listing standards and is available on our website at https://investors.jet.ai/documents-charters. The nominating and corporate governance committee did not meet during the fiscal year ending December 31, 2024.

Code of Business Conduct and Ethics

The Board adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Business Conduct and Ethics is available on the Corporate Governance section of our website. In addition, we intend to post on the Corporate Governance section of our website all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.

Compensation Committee Interlocks and Insider Participation

None of the members of the compensation committee is or has been at any time one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board or compensation committee (or other board of directors committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has or has had one or more executive officers serving as a member of our Board or compensation committee.

Limitation on Liability and Indemnification of Directors and Officers

The Certificate of Incorporation limits directors’ liability to the fullest extent permitted under the DGCL. The DGCL provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability:

●	for any transaction from which the director derives an improper personal benefit;

●	for any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

●	for any unlawful payment of dividends or redemption of shares; or

●	for any breach of a director’s duty of loyalty to the corporation or its stockholders.

If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of our directors will be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Delaware law and the Bylaws provide that we will, in certain situations, indemnify our directors and officers and may indemnify other employees and other agents, to the fullest extent permitted by law. Any indemnified person is also entitled, subject to certain limitations, to advancement, direct payment or reimbursement of reasonable expenses (including attorneys’ fees and disbursements) in advance of the final disposition of the proceeding.

We have entered into separate indemnification agreements with our directors and officers. These agreements, among other things, require us to indemnify our directors and officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of their services as one of our directors or officers or any other company or enterprise to which the person provides services at our request. We also maintain a directors’ and officers’ insurance policy pursuant to which our directors and officers are insured against liability for actions taken in their capacities as directors and officers.

We believe these provisions in the Certificate of Incorporation and Bylaws, and these indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or control persons, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Communications with the Board

Any stockholder or other interested party may contact the Board, including any non-employee director or the non-employee directors as a group, or any individual director or directors, by writing to our Corporate Secretary at 10845 Griffith Peak Drive, Suite 200, Las Vegas, NV 89135, with a request to forward the communication to the intended recipient or recipients. In general, any stockholder communication delivered to our Corporate Secretary for forwarding to the Board or specified Board member or members will be forwarded in accordance with the stockholder’s instructions. However, our Corporate Secretary reserves the right not to forward to Board members any abusive, threatening, or otherwise inappropriate materials. Information regarding the submission of comments or complaints relating to our accounting, internal accounting controls, or auditing matters can be found on our website at https://investors.jet.ai/.

Insider Trading and Hedging Policies

The Board has not yet adopted insider trading policies and procedures governing the purchase, sale, and/or other dispositions of the registrant’s securities by us or our directors, officers and employees due to other pressing matters fully occupying the resources of a small management team. We expect to adopt such a policy before March 31, 2026, and intend to include policies relating to the ability of employees and directors purchasing financial instruments or otherwise engaging in transactions that hedge or offset (or are designed to hedge or offset) a decrease in market value of our equity securities held by such employees or directors.

Our Code of Business Conduct and Ethics policy states that our employees and directors are generally prohibited by policy and by law from buying or selling publicly traded securities for any purpose at a time when they are in possession of “material nonpublic information” and passing such information on to someone who may buy or sell securities, referred to as “tipping.” If an employee or director has questions about whether a particular transaction may constitute insider trading, they are encouraged to consult with our Executive Chairman or outside counsel.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

We are considered a smaller reporting company and an “emerging growth company” within the meaning of the JOBS Act and have opted to comply with the executive compensation disclosure rules applicable to such companies. These rules provide for reduced compensation disclosure for the principal executive officer and the two most highly compensated executive officers other than the principal executive officer (the “named executive officers”). This section provides an overview of our executive compensation programs, including a narrative description of the material factors necessary to understand the information disclosed in the summary compensation table below. In order to provide a fuller understanding of the compensation arrangements with our executive officers, we have presented 2023 information for the full year, including compensation paid by Jet Token prior to the completion of the Business Combination.

For fiscal year 2024, our named executive officers were:

●	Michael Winston, Executive Chairman and Interim Chief Executive Officer of Jet.AI Inc. following the Business Combination (Founder and Executive Chairman and Treasurer of Jet Token);

●	George Murnane, Interim Chief Financial Officer of Jet.AI Inc. following the Business Combination (Chief Executive Officer and President of Jet Token); and

●	Patrick McNulty, Chief Operating Officer.

We believe our compensation programs should promote our success and align executive incentives with the long-term interests of our stockholders. Our compensation programs reflect our startup origins and consist primarily of salary, bonus and equity awards. As our needs evolve, we intend to continue to evaluate our philosophy and compensation programs as circumstances require.

Summary Compensation Table

The following table provides information concerning compensation awarded to, earned by, and paid to each of the named executive officers for services rendered to Jet.AI Inc. in all capacities during 2024:

Name and Principal Position	Year	Salary ($)	Bonus / Commission ($)	Option Awards(1) ($)	All Other Compensation ($)(1)(2)	Total ($)
Michael D. Winston	2024	$357,606	$100,000	$32,760	$46,632	$536,998
Founder, Executive Chairman, and Interim Chief Executive Officer; Treasurer	2023	$281,606	$100,000	$—	$52,814	$434,420

George Murnane	2024	$232,212	$100,000	$4,914	$58,008	$395,134
Interim Chief Financial Officer and President	2023	$234,615	$100,000	$359,745	$63,720	$758,080

Patrick McNulty	2024	$185,769	$47,732	$7,371	$45,192	$286,064
Chief Operating Officer	2023	$172,933	$18,106	$205,035	$40,886	$436,960

(1) The amounts in this column do not represent amounts the named executive officers received or are entitled to receive. Rather, the reported amounts represent the aggregate grant date fair value of option awards granted to each named executive officer, computed in accordance with FASB ASC Topic 718, as further described in Note 2 of the notes to our Consolidated Financial Statements included in this Annual Report, which contains a discussion of all assumptions made by us in determining the grant date fair value of our equity awards. The reported amounts do not reflect the risk the option awards may be forfeited in certain circumstances and, for awards that are subject to performance conditions, the risk there is no payout because the performance conditions are not met.

(2) The reported amounts of all other compensation for 2024 include the following items:

Name	Contributions to Qualified Defined Contribution Plan(a)	Fringe Benefits(b)	Health and Disability Benefits(c)
Michael D. Winston	$14,015	$8,640	$23,977
George Murnane	$12,569	$20,016	$25,423
Patrick McNulty	$—	$7,200	$37,992

(a)	Represents Jet.AI’s contributions to the Jet.AI 401(k) Retirement Plan, a broad-based tax qualified defined contribution plan, based on the same fixed and matching contribution formula applicable to all participants in this plan.

(b)	Represents amounts paid directly to the named executive officer for certain fringe benefits including:

●	Bi-weekly reimbursement for automotive costs (up to $600);

●	Bi-weekly reimbursement for mobile phone costs (up to $150);

●	Bi-weekly reimbursement for health club (up to $100);

●	For employees that opt for the High Deductible Health Plan offered by our healthcare provider, a $1,500 annual tax-free contribution to an HSA by us on the employee’s behalf; and

●	Employee achievement awards - up to $1,600 of non-taxable tangible personal property each year, other than cash, cash equivalent or gift card Employee achievement awards (up to $1,600).

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(c)	Represents amounts paid by us towards the named executive officer’s health, dental and vision insurance, health savings account and life insurance expenses.

Narrative Disclosure to Summary Compensation Table

For 2024, the compensation program for Jet.AI’s named executive officers consisted of base salary, bonus and equity awards.

Compensation Arrangements following the Business Combination

A condition to Jet Token’s obligation to close the Business Combination was that we enter into new or amended employment agreements or arrangements with Michael Winston, George Murnane and Patrick McNulty, effective as of the Closing. The terms of those employment agreements and arrangements are disclosed below.

Michael Winston

On August 8, 2023, Michael Winston entered into an employment offer letter with Jet.AI to serve as our Executive Chairman and chief executive officer until a chief financial officer is appointed to replace Mr. Murnane, who will serve as chief financial officer during this interim period until he becomes our chief executive officer. Pursuant to the offer letter, Mr. Winston is entitled to receive a base salary of $385,000.00 and will be eligible to participate in our performance bonus program, which is expected to be established by June 30, 2025. Mr. Winston is entitled to participate in our commission plan for new customer sales and renewal customers and sales of aircraft. Mr. Winston will be eligible for a special cash bonus of $1,500,000 upon a Change of Control (as defined in the offer letter). Pursuant to the offer letter, if Mr. Winston’s employment is terminated without “Cause” or for “Good Reason” (as such terms are defined in the offer letter), Mr. Winston will be entitled to severance in the amount equal to three times his then current base salary, less all applicable withholdings and deductions, paid over a 12 month period, conditioned upon Mr. Winston delivering a general release of claims in favor of us within 30 days following his termination date.

George Murnane

On August 10, 2023, Mr. Murnane, entered into an amended and restated employment offer letter with Jet.AI to serve as our chief financial officer until a replacement chief financial officer is appointed, at which point he will become our chief executive officer. Pursuant to the employment offer letter, Mr. Murnane is entitled to receive a base salary of $250,000 and will be eligible to participate in our performance bonus program. Mr. Winston is entitled to participate in our commission plan for new customer sales and renewal customers and sales of aircraft. Mr. Murnane will be eligible for a special cash bonus of $1,500,000 upon a Change of Control (as defined in the offer letter). Pursuant to the offer letter, if Mr. Murnane’s employment is terminated without “Cause” or for “Good Reason” (as such terms are defined in the offer letter), Mr. Murnane will be entitled to severance in the amount equal to one times his then current base salary, less all applicable withholdings and deductions, paid over a 12 month period, conditioned upon Mr. Murnane delivering a general release of claims in favor of us within 30 days following his termination date.

Patrick McNulty

On July 11, 2023, Patrick McNulty entered into an amended and restated employment offer letter with Jet.AI to serve as our Chief Operating Officer. Pursuant to the offer letter, Mr. McNulty is entitled to receive a base salary of $200,000.00 and will be eligible to participate in our performance bonus program, which is expected to be established by June 30, 2025. Mr. McNulty is entitled to participate in our commission plan for new customer sales and renewal customers and sales of aircraft.

2023 and 2024 Equity Awards

In 2023, following the Business Combination, Mr. Murnane received options to purchase 150,000 shares of our common stock, par value $0.0001 per share (“Common Stock”) under the 2023 Jet.AI Inc. Omnibus Incentive Plan (as amended, the “Omnibus Incentive Plan”) adopted in connection with the Business Combination, described below, and Mr. McNulty received options to purchase 50,000 shares of Common Stock under the Omnibus Incentive Plan. During 2024, Mr. Winston, Mr. Murnane and Mr. McNulty received options to purchase 1778, 267 and 400 shares of our Common Stock, respectively.

Benefits and Perquisites

Prior to the Business Combination Jet Token provided, benefits to the named executive officers on the same basis as provided to all of its employees, including health, dental and vision insurance; health savings account; life insurance; and a tax-qualified Section 401(k) plan for which we matched 100% of contributions up to 6% of the employee’s salary.

Following the Business Combination, we adopted a Fringe Benefit Perk Policy for all full-time employees. This Policy provides for the following fringe benefits:

●	Bi-weekly reimbursement for automotive costs (up to $600);
●	Bi-weekly reimbursement for mobile phone costs (up to $150);
●	Bi-weekly reimbursement for health club (up to $100);
●	For employees that opt for the High Deductible Health Plan offered by our healthcare provider, a $1,500 annual tax-free contribution to an HSA by us on the employee’s behalf; and
●	Employee achievement awards - up to $1,600 of non-taxable tangible personal property each year, other than cash, cash equivalent or gift card Employee achievement awards (up to $1,600).

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We also provide a tax-qualified Section 401(k) plan to our employees for which we match 100% of contributions up to 6% of the employee’s salary. In addition, directors and officers may make personal use of company aircraft provided (1) the aircraft and its crew cannot reasonably be utilized for profit during the time required to safely execute a proposed flight, (2) the aircraft and its pilots are not moved out of geographical position so as to impair our ability to utilize it (or them) for profit thereafter, (3) ample aircraft and crew are available at the time of departure to service customers, (4) a customary charter trip sheet is generated for the flight and retained electronically for not less than 12 months, (5) at least one officer and one director must both review and approve the trip sheet, and (6) the value of the charter flight for an aircraft in that category is independently quoted and retained with the trip sheet. If these conditions are met, the relevant employee is responsible for paying:

●	2.0x the cost of fuel, oil, lubricants, and other additives.
●	Travel expenses of the crew, including food, lodging, and ground transportation.
●	Hangar and tie-down costs away from the aircraft’s base of operation.
●	Insurance obtained for the specific flight.
●	Landing fees, airport taxes, and similar assessments.
●	Customs, foreign permit, and similar fees directly related to the flight.
●	In-flight food and beverages.
●	Passenger ground transportation.
●	Flight planning and weather contract services.

The contributions made on behalf of the named executive officers for fiscal years 2023 and 2024 are disclosed above in the notes to the Summary Compensation Table.

Jet Token Compensation Arrangements prior to the Business Combination

Prior to the Business Combination, Jet Token did not have any formal compensation arrangements with its Founder and Executive Chairman, Mr. Winston. Rather, Mr. Winston, as its sole board member, determined the compensation to be paid to him from time to time in consultation with Jet Token’s Chief Executive Officer and President, Mr. Murnane.

Base Salary

In 2024, each of Mr. Murnane and Mr. McNulty received an annual base salary from Jet Token to compensate them for services rendered to us. Prior to the Business Combination, the base salaries of Mr. McNulty and Mr. Murnane were $175,000 and $250,000, respectively, and following the Business Combination were $200,000 and $250,000. The actual base salary received by each named executive officer is set forth above in the Summary Compensation Table in the column titled “Salary.” Prior to the Business Combination, Jet Token did not have any formal compensation arrangements with its Founder and Executive Chairman, Mr. Winston. Rather, Mr. Winston, as its sole board member, determined the compensation to be paid to him from time to time in consultation with Jet Token’s Chief Executive Officer and President, Mr. Murnane.

Cash Bonus

Each of Mr. Murnane’s and Mr. McNulty’s Jet Token employment arrangement provided that the named executive officer would be eligible to earn a discretionary annual bonus subject to achievement of certain goals (including revenue and profitability targets) as determined by the board of directors of Jet Token (“Jet Token Board”). In 2024 and 2023, Mr. Winston, Mr. Murnane and Mr. McNulty were eligible to earn annual cash bonuses based on their performance, as determined by the Jet Token Board, in its discretion.

The actual annual cash bonuses awarded to each of the named executive officers for fiscal 2024 and fiscal 2023 performance are set forth above in the Summary Compensation Table in the column titled “Bonus.”

Potential Payments on Termination or Change in Control of Jet Token

Mr. Murnane was entitled to a special cash bonus of $1.5 million paid at the effective date of a change of control transaction provided he was still employed by us at the time of the closing. The Business Combination did not constitute a change of control under Mr. Murnane’s employment agreement.

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Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information regarding each outstanding option award held by Messrs. Winston, Murnane and McNulty as of December 31, 2023. There were no outstanding stock or other awards.

	Option Awards
Name	Number of Securities Underlying Unexercised Jet.AI Options (#) Exercisable		Number of Securities Underlying Unexercised Jet.AI Options (#) Unexercisable	Jet.AI Option Exercise Price ($)	Jet.AI Option Expiration Date
Michael Winston	645		$1,133	$24.345	9/24/34
George Murnane	864		$-	$186.75	9/23/29
	864		$-	$186.75	9/23/29
	1,727	$		$938.25	12/31/30
	1,649		$51,575	$2,344.50	7/30/31
	130		$7	$2,344.50	3/16/32
	291		$374	$562.50	9/22/33
(1)	100		167	24.345	9/24/34
Patrick McNulty	13		$-	$2,344.50	8/2/31
	55		$-	$2,344.50	7/1/31
	68		$-	$2,344.50	7/1/31
	136		$-	$2,344.50	10/31/31
	136		$-	$2,344.50	1/5/32
	17		$-	$2,344.50	3/1/32
	34		$-	$2,344.50	8/31/32
	68		$-	$2,344.50	9/30/32
	101		$120	$562.50	9/22/33
(1)	145		255	24.345	9/24/34

(1)	These option grants were made pursuant to the Omnibus Incentive Plan, which was initially was approved by the Oxbridge board of directors on July 10, 2023, and by the Oxbridge stockholders in connection with the approval of the Business Combination on August 7, 2023. The Omnibus Incentive Plan became effective as of August 10, 2023, upon the completion of the Business Combination and is described below under “– The Omnibus Incentive Plan.”

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In addition, on December 26, 2023, the Board approved, at the recommendation of the compensation committee and subject to stockholder approval of an amendment to the Omnibus Incentive Plan at our 2024 annual meeting, the grant of incentive stock options to Mr. Murnane, exercisable for 60,000 shares of Common Stock, and to Mr. McNulty, exercisable for 90,000 shares of Common Stock. The amendment was approved at, and these options were granted following, the 2024 annual meeting. The options vest 1/3 each year beginning December 26, 2024 at an exercise price equal to the fair market value of the Common Stock on the date of grant, and expiring on the 10th anniversary of the grant date.

Equity Grant Timing

The Board does not determine the timing or terms of equity awards, including stock options or similar awards whose exercise price is related to the market value of our common stock, in connection with the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and we do not time the public release of such information based on stock option grant dates. During fiscal year 2024, there were no equity awards granted to any of our named executive officers within either four business days before or one business day after the filing of our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and any Current Report on Form 8-K that contained any material nonpublic information.

Director Compensation

Neither Mr. Winston nor Mr. Murnane receives additional compensation for service on our Board.

Non-Employee Director Compensation Arrangements following the Business Combination

Following the Business Combination, the compensation committee recommended, and the Board approved, a Non-Employee Director Compensation Policy (the “Policy”). The Policy has been designed to attract and retain high quality non-employee directors by providing competitive compensation and aligning their interests with the interests of our stockholders through equity awards. This Policy provides for an annual cash retainer to each eligible non-employee director of $50,000. In addition, each of the following is entitled to an additional annual retainer in the following amounts:

●	Lead Independent Director: $25,000
●	Audit Committee Chair: $15,000
●	Compensation Committee Chair: $10,000
●	Nominating and Corporate Governance Committee Chair: $6,250

Under the Non-Employee Director Compensation Policy, as amended, our non-executive directors are also entitled to receive the equity compensation under the Omnibus Incentive Plan as discussed under “Proposal 3 – Approval of Amendment to the 2023 Jet.AI Inc. Amended and Restated Omnibus Incentive Plan.” At the close of business on the date of each annual meeting of stockholders, each person who is then a non-employee director, will automatically receive a restricted stock unit (“RSU”) award having a value of $25,000 and a restricted stock grant of $25,000. Each annual RSU and annual restricted stock grant will vest on the date of the following year’s annual meeting (or the date immediately preceding the date of the following year’s annual meeting if the non-employee director’s service as a director ends at such meeting as a result of the director’s failure to be re-elected or the director not standing for re-election. The vesting of each annual RSU and annual restricted stock grant is subject to the non-employee director’s continuous service on the applicable vesting date of each such awards.

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For each of our non-employee director who remains in continuous service until immediately prior to the closing of a Change in Control (as defined in the Omnibus Incentive Plan), such non-employee director’s then-outstanding annual RSU and annual restricted stock grant will become fully vested immediately prior to the closing of such Change in Control. The grants will be eligible for deferred settlement in accordance with such deferral program as may be established by us and approved by the Board.

We began paying cash compensation to non-employee directors following the Business Combination in accordance with the terms of the Non-Employee Director Compensation Policy. The table below describes the compensation earned by the non-employee directors during fiscal 2024.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation	Total
Ehud Talmor (2)	$52,000	$35,000	—	$87,000
Wrendon Timothy (3)	$82,000	$35,000	—	$117,000
William Yankus	$42,000	$35,000	—	$77,000
Lt. Col. Ran David	$42,000	$35,000	—	$77,000
Donald Jeffrey Woods(4)	$48,250	$35,000	—	$83,250

(1)	Amounts in the table reflect equity grants granted in 2024 and recommended by the compensation committee and approved by the Board in January 2025 and as contemplated by the Policy to each of the directors. These grants equal 1,029 RSUs to each such director, representing the then value of $25,000, and a grant of 1,029 restricted stock to each such director, representing the then value of $25,000. Each of these grants will be made, and will fully vest, on the date of our 2025 annual meeting, assuming stockholders approve the amendment to the Omnibus Incentive. If either Mr. Timothy or Mr. Yankus is not elected as a Class II director at the 2025 annual meeting, these equity grants will be deemed made, and will vest, on the date immediately preceding the 2025 annual meeting. There are no other awards outstanding or anticipated to be granted to directors for services rendered in 2024.
(2)	Mr. Talmor is chairperson of the compensation committee.
(3)	Mr. Timothy is the lead independent director and chairperson of the audit committee.
(4)	Mr. Woods is chairperson of the nominating and corporate governance committee.

Under the Non-Employee Director Compensation Policy, we will also reimburse each non-employee director for any ordinary and reasonable out-of-pocket expenses actually incurred by such director in connection with in-person attendance at and participation in Board and committee meetings; provided, that such director timely submits to us appropriate documentation substantiating such expenses in accordance with our travel and expense policy as in effect from time to time.

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PROPOSAL 2 – RATIFICATION OF AUDITORS

The Audit Committee has selected Hacker Johnson & Smith PA (“Hacker Johnson”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and the Board is submitting this selection to our stockholders for ratification at the Annual Meeting. Hacker Johnson has served as our independent registered public accounting firm since 2021. Representatives of Hacker Johnson plan to attend the Annual Meeting and will have the opportunity to make a statement if they desire to do so. We are not accepting questions during the Annual Meeting and, therefore, representatives of Hacker Johnson will not be available to answer questions from stockholders.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the appointment of Hacker Johnson as our independent registered public accounting firm. However, the Board is submitting the selection of Hacker Johnson to the stockholders for ratification as a matter of good corporate governance practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain Hacker Johnson. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of our company and our stockholders.

Vote Required for Approval

Approval of this proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (assuming a quorum of a majority of the outstanding shares entitled to vote are present). Abstentions and broker non-votes are not counted as votes cast and have no effect on the outcome of this proposal. However, the Audit Committee is not bound by a vote either “FOR” or “AGAINST” this proposal. Our executive officers and directors do not have an interest in this proposal.

Principal Accountant Fees and Services

The following table sets forth fees for all professional services rendered by Hacker Johnson to us for the years ended December 31, 2024 and 2023.

	Year ended December 31,
	2024	2023

Audit fees	$70,000	$54,500
Audit-related fees	29,900	46,000
Total audit and audit-related fees	99,900	100,500
Tax fees	—	—
Other fees	—	—
Total fees	$99,900	$100,500

All services provided by Hacker Johnson are permissible under applicable laws and regulations. The audit committee charter provides that the audit committee is directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, retention and oversight of the work of the outside auditor. In this regard, the audit committee will appoint, retain, compensate, evaluate and terminate, when appropriate, the outside auditor, who will report directly to the audit committee. The charter further provides that the audit committee will approve, or as permitted by the Board, pre-approve all audit and permissible non-audit services (other than de minimis non-audit services) to be provided by the outside auditor. The fees paid to Hacker Johnson shown in the table above were all approved in accordance with the audit committee charter and include:

Audit Fees — These are fees for professional services performed by Hacker Johnson for our audit and certain subsidiary companies, review of financial statements included in our quarterly 10-Q filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees — These are fees for assurance and related services performed by Hacker Johnson that are reasonably related to the performance of the audit or review of our financial statements. This includes: due diligence related to mergers and acquisitions; audits and reviews associated with registration statements related to mergers and acquisitions; other attestations by Hacker Johnson, including those that are required by statute, regulation or contract; and consulting on financial accounting/reporting standards and controls.

Tax Fees — These are fees for professional services performed by Hacker Johnson with respect to tax compliance and tax returns. This includes review of our original and amended tax returns and original and amended tax returns of our consolidated subsidiaries; refund claims, payment planning/tax audit assistance; tax compliance for employee benefit plans; and tax work stemming from “Audit-Related” items.

Other Fees – These are fees for other permissible work performed by Hacker Johnson that does not meet the above category descriptions. The fees cover other engagements that are permissible under applicable laws and regulations including sustainability efforts.

These services are actively monitored (both spending level and work content) by the Audit Committee to maintain the appropriate objectivity and independence in Hacker Johnson’s core work, which is the audit of our consolidated financial statements. The Audit Committee concluded that Hacker Johnson’s provision of audit and non-audit services to us and our affiliates is compatible with Hacker Johnson’s independence.

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF HACKER JOHNSON & SMITH PA AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2025.

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AUDIT COMMITTEE REPORT

The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024, with our management. The audit committee has discussed with its independent registered public accounting firm, Hacker Johnson, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as amended, as adopted by the PCAOB. The audit committee has also received the written disclosures and the letter from its independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the audit committee has recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

The Audit Committee

Wrendon Timothy

William Yankus

Ehud Talmor

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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PROPOSAL 3 – APPROVAL OF AMENDMENT TO THE 2023 JET.AI INC. AMENDED AND RESTATED OMNIBUS INCENTIVE PLAN

Overview

We are requesting that stockholders approve an amendment to the Amended and Restated 2023 Jet.AI Inc. Omnibus Incentive Plan (the “Plan”), to increase the number of shares of our common stock that may be issued under the Plan to (i) 775,000 plus (ii) an amount of shares that will account for all shares issuable in connection with the vesting of certain performance share unit awards (the “PSU Awards”) that we granted to our executive management team. The PSU Awards are described below. Upon recommendation of the compensation committee, the Board approved the amendment to the Plan on November 6, 2025, in substantially the form of Appendix B hereto, subject to the approval of our stockholders at the Annual Meeting.

The Plan initially was approved by our stockholders in connection with the approval of the Business Combination on August 7, 2023. The Plan became effective as of August 10, 2023, upon the completion of the Business Combination. In connection with our 2024 annual stockholder meeting, our stockholders approved the Plan thereby establishing a fixed number of shares of common stock that may be issued under the Plan at 10,933 shares (giving effect to the 1-for-225 reverse stock split we effected in November 2024) and eliminating the automatic share replenishment provision.

Reasons for Amending the Plan

During 2024, we engaged an independent third-party consultant to advise on executive compensation, board compensation and other governance matters. Due to our micro-cap status and resulting lower long-term incentive value, we requested that the consultant analyze and provide long-term incentive alternatives intended to restore motivation and retention value to our executive team. The consultant advised us that we have limited retention and motivation for key talent given, among other things, direct compensation opportunities are generally below market and prior equity awards held by executives are significantly underwater.

In October 2024, the Board approved a long-term incentive strategy recommended by the consultant, provided that any awards made in accordance with that strategy were contingent on stockholder approval of the amendment. Following this approval, the Board approved the PSU Awards (described below). Except for the PSU Awards, we have no definitive plans to grant awards under the Plan. However, historically the grant of stock-based compensation through options has been an integral part of the compensation of our officers and directors, and therefore, we expect to make future awards to officers, directors and other personnel. We currently seek to make annual awards to our independent directors in an amount that equates to $50,000 in value, with the award to be split between a RSU and a restricted stock award. Future grants under the Plan will be determined, and, may vary from year to year and from participant to participant and are not determinable at this time. Such benefits or amounts to be received by or allocated will be determined by in the future and are not determinable at this time.

Ultimately, we are seeking stockholder approval of the amendment to: (i) permit shares of common stock reserved under the Plan to be delivered under the terms of previously grants under the Plan and to afford us the flexibility to grant stock-based incentives to new or existing officers, directors or employees; (ii) permit the issuance of options that will qualify as incentive options pursuant to the Internal Revenue Code of 1986, as amended (the “Code”); and (iii) to comply with rules of Nasdaq requiring stockholder approval of amendments to equity compensation plans in which officers, directors, employees, or consultants may participate. If stockholders do not approve the amendment, we may be unable to deliver shares underlying equity awards previously granted by the Board under the Plan and may have to negotiate an accommodation with the holders of such awards.

The amendment, if adopted, increases the number of shares of our common stock reserved for issuance under the Plan but does not otherwise serve to amend the terms, types of awards that may be granted, tax consequences, intent or administration of the Plan. The material terms of the Plan have been previously described in our definitive proxy statement filed with the SEC in connection with our 2024 annual meeting of stockholders on September 24, 2024, and in subsequent reports we have filed with the SEC. A full copy of the Plan was filed as Exhibit 10.1 to the Current Report on Form 8-K filed we filed with the SEC on September 26, 2024.

The Plan is intended to provide incentives to officers, employees, consultants and advisers (including members of the Board), who contribute to our success by offering them the opportunity to acquire an ownership interest in it. Our Board believes that this also helps to align the interests of our management, directors, employees and other personnel with the interests of stockholders.

The Plan permits the granting of cash and equity-based awards to our directors, officers, employees, consultants, independent contractors and affiliates. Equity-based awards are determined by our Board (and in certain cases its compensation committee) and are granted only in compliance with applicable laws and regulatory policy.

Our Board and compensation committee believe that the Plan protects stockholder interests and embraces sound stock-based compensation practices. The Plan includes a number of features that are consistent with the interests of our stockholders and sound corporate governance practices, including the following:

√	No automatic share replenishment or “evergreen” provision	√	Members of the committee administering the plan are non-employee and independent directors
√	Will not be excessively dilutive to our stockholders	√	Stockholder approval is required for material revisions
√	Limit on number of “full value” awards	√	No “tax gross-ups”
√	No liberal share counting or “recycling” of shares from exercised stock options, stock appreciation rights (“SARs”) or other stock-based awards	√	Options, SARs and unvested performance awards are not entitled to dividend equivalent rights and no dividends will be paid on unvested awards
√	No reload stock options or SARs	√	Limits on non-employee director compensation
√	No re-pricing of “underwater” stock options or SARs without stockholder approval	√	Stock option and SAR exercise prices will not be lower than the fair market value on the grant date
√	“Clawback” provisions

Our executive officers and directors have an interest in this proposal as they are eligible to receive equity awards under the Plan.

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Background of the Proposed Plan Amendment

If our stockholders approve the amendment to the Plan, we currently anticipate that the shares of our common stock will be sufficient to meet our expected needs for the next two years. The maximum number of shares of common stock available for issuance under the Plan will be (i) 775,000 shares, 23,153 of which underly options or constitute shares of common stock previously approved by the Board and granted to our directors and employees, plus (ii) an amount of shares that will account for all shares issuable in connection with the vesting of the PSU Awards, which consist of 10 PSUs awarded to our CEO and Executive Chairman, CFO, COO, CTO, CMO and VP of Sales.

In determining the number of shares of common stock that should be available under the Plan, the Board and compensation committee considered a number of factors, which are discussed further below, including:

●	Shares of common stock remaining available under the Plan and total outstanding equity-based awards and how long the Shares available are expected to last;

●	Historical equity award granting practices, including our three-year average share usage rate (commonly referred to as “burn rate”); and

●	Potential dilution.

Shares Available and Outstanding Equity Awards

While the use of long-term incentives, in the form of equity awards, is an important part of our compensation program, we are mindful of our responsibility to our stockholders to exercise judgment in the granting of equity awards. In setting the number of shares of common stock that should be available for issuance under the Plan, the Board and compensation committee also considered total outstanding equity awards and how long the shares available under the Plan are expected to last. To facilitate approval of the amendment to the Plan, set forth below is certain information about shares of our commons stock that may be issued under our equity compensation plans as of November 24, 2025:

●	we had 4,227,256 shares of common stock issued and outstanding. The market value of one share of common stock on November 24, 2025, as determined by reference to the closing price as reported on the Nasdaq Global Market, was $1.72;

●	22,668 and 485 shares of common stock were subject to outstanding stock options and RSUs, respectively, under our prior incentive compensation plans and the existing Plan; and

●	No shares remained available for issuance under the existing Plan.

Historical Equity Award Granting Practices

In setting the number of Shares authorized for issuance under the Plan, the Board and compensation committee also considered the historical number of equity awards granted under the existing Plan and Prior Plans in each of the last three fiscal years. The following table sets forth information regarding awards granted and earned and the annual burn rate for each of the last three fiscal years:

	For the year Ended December 31,
	2024	2023	2022
Stock awards granted (1)	6,400	4,674	1,262
Weighted average basic common shares outstanding during the fiscal year (1)	279,482	28,119	19,599
Burn rate	2.3%	16.6%	6.4%

(1)	The above information has been adjusted to reflect awards both before and after the Business Combination (and adjusted to reflect the recapitalization exchange ratios for that transaction and the November 2024 1-for-225 reverse stock split). The above information does not reflect the conditional grants of awards that are conditioned on stockholder approval of the amendment.

The Board and compensation committee also considered our three-year average burn rate (2022 to 2024 shown above) of approximately 3.8%.

Based on historical and anticipated granting practices and the recent trading price of our common stock, we expect the shares of common stock authorized for issuance by the amendment to the Plan to cover awards for approximately 2 years. However, we cannot predict our future equity grant practices, the future price of our shares, or future hiring activity with any degree of certainty at this time, and the shares available for issuance under the Plan could last for a shorter or longer time.

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PSU Awards

As previously mentioned, the Board previously approved a long-term incentive plan recommended by an outside consultant, resulting in the award of 10 PSUs to six members of our executive management team. These PSU Awards represent the right to receive shares of our common stock upon vesting of the PSU, which will occur either (i) incrementally upon the achievement of certain defined growth of our market capitalization or (ii) entirely upon (A) a Change in Control (as defined in the Plan), unless determined otherwise by a unanimous vote of the disinterested members of the Board, (B) termination of the holder’s employment without Cause (as defined in the Plan), or (C) resignation of employment by the holder for Good Reason (as defined in the Plan). We have agreed to issue and deliver shares of our common stock underlying vested PSUs as soon as administratively practicable after vesting, but in no event later than the 15th day of the 3rd month immediately following the end of our fiscal year in which the PSU vested.

Absent a Change in Control, the first PSU vests upon us achieving, and sustaining for sixty (60) days, $5 million in market capitalization—defined as the product of (i) our outstanding shares of common stock as of a certain date, multiplied by (ii) the value weighted average price of our common stock on the same date. This vesting trigger has been met and, therefore, we are obligated to issue the shares of common stock underlying one PSU for each PSU holder in accordance with the terms of each PSU holder’s PSU Award agreement. Each additional PSU will vest upon us achieving, and sustaining for sixty (60) days, an additional $5 million in market capitalization (up to a market capitalization of $50 million).

Upon vesting, a holder of a PSU is entitled to receive a number of shares of our common stock equal to (i) the product of (A) the amount of our market capitalization metric that triggered vesting multiplied by (B) the market cap percentage set forth in the holder’s PSU award agreement, divided by (ii) the weighted average price of our common stock on the date the PSU vests (rounded down). We calibrated the PSU Awards to generate less than or equal to 19% of the then current shares of our common stock outstanding, consistent with the scale of a reasonable and customary equity compensation plan. For purposes of the formula the following market cap percentages have been assigned to our executive officers: CEO and Executive Chairman: 10%; CFO: 5%; and CTO, COO, CMO and VP of Sales: 1% each, respectively, as set forth in the table below:

Company Market Capitalization Growth Hurdle	CEO Market Cap Percentage	CFO Market Cap Percentage	CTO, COO, CMO and VP of Sales Market Cap Percentage
$5,000,000	1%	0.5%	0.1%
$10,000,000	1%	0.5%	0.1%
$15,000,000	1%	0.5%	0.1%
$20,000,000	1%	0.5%	0.1%
$25,000,000	1%	0.5%	0.1%
$30,000,000	1%	0.5%	0.1%
$35,000,000	1%	0.5%	0.1%
$40,000,000	1%	0.5%	0.1%
$45,000,000	1%	0.5%	0.1%
$50,000,000	1%	0.5%	0.1%
TOTAL	10%	5%	4%

For informational purposes, the following table represents the number of shares of our common stock that would be issuable upon the vesting of PSU’s in accordance with us achieving each of the market capitalization metrics identified above, assuming that the weighted average price of our common stock on the date each PSU vests necessary to meet each market capitalization growth hurdle given no change in the number of shares of our common stock currently issued and outstanding:

Company Market Capitalization Growth Hurdle	Stock Price(1)	CEO	CFO	CTO	COO	CMO	VP of Sales	Cumulative Total Number of Shares Earned
$5,000,000	$1.18	39,273	21,136	4,227	4,227	4,227	4,227	80,317
$10,000,000	$2.37	78,546	42,272	8,454	8,454	8,454	8,454	160,634
$15,000,000	$3.55	117,819	63,408	12,681	12,681	12,681	12,681	240,951
$20,000,000	$4.73	157,092	84,544	16,908	16,908	16,908	16,908	321,268
$25,000,000	$5.91	196,365	105,680	21,135	21,135	21,135	21,135	401,585
$30,000,000	$7.10	235,638	126,816	25,362	25,362	25,362	25,362	481,902
$35,000,000	$8.28	274,911	147,952	29,589	29,589	29,589	29,589	562,219
$40,000,000	$9.46	314,184	169,088	33,816	33,816	33,816	33,816	642,536
$45,000,000	$10.65	353,457	190,224	38,043	38,043	38,043	38,043	722,853
$50,000,000	$11.83	392,730	211,360	42,270	42,270	42,270	42,270	803,170

(1) Assumes 4,227,256 shares of our common stock, the amount of shares of common stock outstanding as of November 24, 2025, are issued and outstanding at the time the market capitalization growth hurdle is achieved.

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As previously disclosed in our Annual Report on Form 10-K for the year ended December 31, 2024, our subsequent Quarterly Reports on Form 10-Q, and certain of our Current Reports on Form 8-K filed with the SEC on and after February 20, 2025, we have entered into a definitive agreement with flyExclusive, Inc., a Delaware corporation (“flyExclusive”) whereby we generally would transfer our business, operations, services and activities related to the fractional aircraft, jet card and management business into a new entity and distribute, on a pro rata basis, all equity securities of such new entity to our existing stockholders (the “FLYX Transaction”). We believe that the FLYX Transaction will qualify as a Change in Control for purposes of the PSU Awards.

Because the number of shares of our common stock to be delivered to each holder of a PSU may vary and is not determinable at this time, we are seeking stockholder approval to increase the maximum number of shares of our common stock issuable under the Plan to account for all shares that will be issuable in connection with the vesting of the PSUs described above.

Potential Dilution

In setting the number of Plan Shares authorized for issuance under the Plan in connection with the proposed amendment, the Board and compensation committee also considered the potential dilution (often referred to as overhang) that would result by approval of the proposed amendment, including the policies of certain institutional investors and major proxy advisory firms. The following table sets forth the number of shares of Common Stock that would be issued under the Plan on a pro forma basis assuming (i) the approval by the stockholders of this Proposal 3 and (ii) the issuance of (A) 775,000 shares of our common stock under the Plan and (B) the issuance of shares of our common stock underlying the PSUs assuming that all PSUs have vested in accordance with the terms of the PSU Awards and including varying weighted average prices of our common stock at the time all such PSUs vest:

Assumed Weighted Price Per Share at Full PSU Vesting(1)		Number of Shares Issued under PSUs(2)	Number of Shares of Issued Under Other Grants(3)	Total Shares Issued Under Amended Plan	Number of Shares Outstanding(5)	Potential Dilution from Total Shares Issued Under Amended Plan
$1.25		7,600,000	775,000	8,375,000	40,000,000	17.3%
$1.50		6,333,333	775,000	7,108,333	33,333,333	17.6%
$1.72	(4)	5,523,256	775,000	6,298,256	29,069,767	17.8%
$2.00		4,750,000	775,000	5,525,000	25,000,000	18.1%
$2.25		4,222,222	775,000	4,997,222	22,222,222	18.4%

(1)	Represents the weighted average price of our common stock on the date that all PSU Awards have vested.
(2)	Assumes that stockholders have approved this Proposal 3 and all PSU Awards have vested as a result of us achieving a market capitalization of $50 million for sixty (60) days.
(3)	Assumes that stockholders have approved this Proposal 3 and we have issued 775,000 shares of common stock under the Plan following such approval.
(4)	Represents the closing price of our common stock on November 24, 2025.
(5)	Represents the assumed number of shares of our common stock outstanding at each assumed weighted average price per share to achieve a $50 million market capitalization.

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In setting the number of Shares authorized for issuance under the Amended and Restated Plan, the Board and compensation committee considered the potential dilution (often referred to as overhang) that would result by approval of the Amended and Restated Plan, including the policies of certain institutional investors and major proxy advisory firms. Potential dilution, or overhang, is as set forth in the table below, as of November 24, 2025, assuming (i) approval of this Proposal 3 and (ii) the issuance of (A) 775,000 shares of our common stock under the Plan and (B) the issuance of shares of our common stock underlying the PSUs after giving effect to the full vesting of all such PSUs in accordance with the terms of the PSU Awards and at a weighted average price of our common stock of $1.72 at the time all such PSUs vest. Under these assumptions, 6,298,256 shares would be available under the Plan that would represent 17.8% of our fully diluted shares of common stock as of November 24, 2025, assuming the Amended and Restated Plan is approved, as described in the table below.

Assuming Approval of Plan
Options outstanding as of September 30, 2025	22,668
Weighted average exercise price of options outstanding	$998.26
Weighted average remaining term of options outstanding (years)	6.57
PSUs approved during 2025(1)	5,523,256
Total equity awards outstanding(1)	6,320,924
Common stock outstanding as of November 24, 2025	4,227,256
Share price as of November 24, 2025	$1.72
Pro Forma Number of Shares Outstanding at a $1.72 Share Price for a $50 Million Market Capitalization	29,069,767
Current dilution as of November 24, 2025 pro forma for conditional awards(2)	16.0%
Shares available for grant under the Plan, after giving effect to the conditional awards	6,298,256
Current potential dilution, or overhang, under the Plan, as a percentage of common stock outstanding as of November 24, 2025(3)	17.9%

(1)	Assumes that stockholders have approved this Proposal 3, we have achieved a $50 million market capitalization for a period of sixty (60) consecutive days, and the weighted average price of our common stock on the sixtieth day is $1.72 per share (the closing price per share of our common stock on November 24, 2025).

(2)	Dilution consists of the number of shares subject to equity awards outstanding as of November 24, 2025, giving pro forma effect to the grant of conditional PSUs under the assumptions described above.

(3)	Current potential dilution, or overhang, under the Plan consists of the number of shares subject to equity awards outstanding as of November 24, 2025, plus the number of shares underlying the PSUs utilizing the assumptions described above, plus the number of shares available for future grant under the Plan divided by the number of shares of common stock outstanding as of November 24, 2025.

Description of 2023 Jet.AI Inc. Amended and Restated Omnibus Incentive Plan

The following is a summary of the material terms of the Plan, and is qualified in its entirety by reference to the Plan.

Purpose

The purpose of the Plan is to advance our interests and the interests of our stockholders by enabling us and our subsidiaries and affiliates to attract and retain qualified individuals to perform services, by providing incentive compensation for such individuals in a form that is linked to our growth and profitability and increases in stockholder value, and by providing opportunities for equity participation that align the interests of recipients with those of our stockholders.

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Administration

The Board administers the Plan. The Board has the authority under the Plan to delegate plan administration to a committee of the board or a subcommittee thereof. The Board or the committee of the board to which administration of the Plan has been delegated is referred to in this proxy statement as the “Committee.” Subject to certain limitations, the Committee has broad authority under the terms of the Plan to take certain actions under the Plan.

To the extent permitted by applicable law and subject to certain limitations as provided in the Plan, the Committee may delegate to one or more of its members or to one or more company officers such administrative duties or powers under the Plan, as it may deem advisable.

No Re-pricing

The Committee may not, without prior approval of our stockholders, effect any re-pricing of any previously granted “underwater” option or SAR by: (i) amending or modifying the terms of the option or SAR to lower the exercise price or grant price; (ii) canceling the underwater option or SAR in exchange for (A) cash; (B) replacement options or SARs having a lower exercise price or grant price; or (C) other awards; or (iii) repurchasing the underwater options or SARs and granting new awards under the Plan. An option or SAR will be deemed to be “underwater” at any time when the fair market value of our common stock is less than the exercise price of the option or the grant price of the SAR.

Stock Subject to the Plan

If the amendment is adopted, a total of 775,000 shares of our common stock plus an amount of shares necessary to effect the PSU Awards described in this proxy statement will be reserved for issuance under the Plan. As of November 24, 2025, there were a maximum of 10,933 shares of our common stock available for issuance under the Plan, and there are 22,668 shares of our common stock underlying outstanding options awards and 485 shares of our common stock underlying outstanding RSU awards granted under the Plan.

Shares of our common stock that are issued under the Plan or that are subject to outstanding awards will be applied to reduce the maximum number of Plan Shares remaining available for issuance under the Plan only to the extent they are used; provided, however, that the full number of shares of our common stock subject to a stock-settled SAR or other stock-based award will be counted against the shares of our common stock authorized for issuance under the Plan, regardless of the number of shares actually issued upon settlement of such SAR or other stock-based award. Any shares of our common stock withheld to satisfy tax withholding obligations on awards issued under the Plan, any shares of our common stock withheld to pay the exercise price or grant price of awards under the Plan and any shares of our common stock not issued or delivered as a result of the “net exercise” of an outstanding option or settlement of a SAR in shares of our common stock will not be counted against the shares of our common stock authorized for issuance under the Plan and will be available again for grant under the Plan. Shares of our common stock subject to awards settled in cash will again be available for issuance pursuant to awards granted under the Plan. Any shares of our common stock related to awards granted under the Plan that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of the shares of our common stock will be available again for grant under the Plan. Any shares of our common stock repurchased by us on the open market using the proceeds from the exercise of an award will not increase the number of Plan Shares available for future grant of awards. To the extent permitted by applicable law, shares of our common stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by us or a subsidiary or otherwise will not be counted against shares of our common stock available for issuance pursuant to the Plan. The shares of our common stock available for issuance under the Plan may be authorized and unissued shares or treasury shares.

Adjustments

In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin off) or other similar change in the corporate structure or shares of our common stock, the Committee will make the appropriate adjustment or substitution. These adjustments or substitutions may be to the number and kind of securities and property that may be available for issuance under the Plan. In order to prevent dilution or enlargement of the rights of participants, the Committee may also adjust the number, kind, and exercise price or grant price of securities or other property subject to outstanding awards.

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Eligible Participants

Awards may be granted to our employees, non-employee directors and consultants and employees, non-employee directors and consultants of our subsidiaries. A “consultant” for purposes of the Plan is one who renders services to us or our subsidiaries that are not in connection with the offer and sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for our securities.

Types of Awards

The Plan permits us to grant non-statutory and incentive stock options, SARs, restricted stock awards, restricted stock units, deferred stock units, performance awards, non-employee director awards and other stock-based awards. Awards may be granted either alone or in addition to or in tandem with any other type of award.

Stock Options. Stock options entitle the holder to purchase a specified number of shares of our common stock of at a specified price, which is called the exercise price, subject to the terms and conditions of the stock option grant. The Plan permits the grant of both non-statutory and incentive stock options. Incentive stock options may be granted solely to eligible employees of ours or our subsidiaries. Each stock option granted under the Plan is to be evidenced by an award agreement that specifies the exercise price, the term, the number of shares underlying the stock option, the vesting and any other conditions. The exercise price of each stock option granted under the Plan must be at least 100% of the fair market value of a share of our common stock as of the date the award is granted to a participant. Fair market value under the Plan means, unless otherwise determined by the Committee, the closing sale price of shares of our common stock, as reported on Nasdaq, on the grant date. The Committee will fix the terms and conditions of each stock option, subject to certain restrictions, such as a ten-year maximum term.

Stock Appreciation Rights. A SAR is a right granted to receive payment of cash, stock, or a combination of both equal to the difference between the fair market value of shares of our common stock and the grant price of such shares. Each SAR granted must be evidenced by an award agreement that specifies the grant price, the term, and such other provisions as the board may determine. The grant price of a SAR must be at least 100% of the fair market value of our common stock on the date of grant. The board fixes the term of each SAR, but SARs granted under the Incentive Plan will not be exercisable more than 10 years after the date the SAR is granted.

Restricted Stock Awards, Restricted Stock Units and Deferred Stock Units. Restricted stock awards, restricted stock units, or RSUs, and/or deferred stock units, or DSUs, may be granted under the Plan. A restricted stock award is an award of shares of our common stock that is subject to restrictions on transfer and risk of forfeiture upon certain events, typically including termination of service. RSUs are similar to restricted stock awards except that no shares are actually awarded to the participant on the grant date. DSUs permit the holder to receive shares of common stock or the equivalent value in cash or other property at a future time as determined by the board. The Committee will determine, and set forth in an award agreement, the period of restriction, the number of shares of restricted stock awards or the number of RSUs or DSUs granted, and other such conditions or restrictions.

Performance Awards. Performance awards, in the form of cash, shares of our common stock, other awards or a combination of both, may be granted under the Plan in such amounts and upon such terms as the Committee may determine. The PSUs constitute these types of awards. The Committee shall determine, and set forth in an award agreement, the amount of cash and/or number of shares or other awards, the performance goals, the performance periods and other terms and conditions. The extent to which the participant achieves his or her performance goals during the applicable performance period will determine the amount of cash and/or number of shares or other awards earned by the participant. The Committee retains discretion to adjust performance awards either upward or downward, either on a formula or discretionary basis or any combination, as the Committee determines.

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Non-Employee Director Awards; Limit on Non-Employee Director Compensation. The Committee at any time and from time-to-time may approve resolutions providing for the automatic or other grant to non-employee directors of awards. Such awards may be granted singly, in combination, or in tandem, and may be granted pursuant to such terms, conditions and limitations as the Committee may establish in its sole discretion consistent with the provisions of the Plan. The Committee may permit non-employee directors to elect to receive all or any portion of their annual retainers, meeting fees or other fees in restricted stock, RSUs, DSUs or other stock-based awards in lieu of cash. Under the Plan, the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of awards granted to a non-employee director as compensation for services as a non-employee director during any fiscal year may not exceed $1,000,000.

Other Stock-Based Awards. Consistent with the terms of the Plan, other stock-based awards may be granted to participants in such amounts and upon such terms as the Committee may determine.

Dividend Equivalents. With the exception of stock options, SARs, and unvested performance awards, awards under the Plan may, in the Committee’s discretion, earn dividend equivalents with respect to the cash or stock dividends or other distributions that would have been paid on the shares of our common stock covered by such award had such shares been issued and outstanding on the dividend payment date. However, no dividends may be paid on awards until they are vested. Such dividend equivalents will be converted to cash or additional shares of our common stock by such formula and at such time and subject to such limitations as determined by the Committee.

Termination of Employment or Other Service

The Plan provides for certain default rules in the event of a termination of a participant’s employment or other service. These default rules may be modified in an award agreement or an individual agreement between us and a participant. If a participant’s employment or other service with our company is terminated for cause, then all outstanding awards held by such participant will be terminated and forfeited. In the event a participant’s employment or other service with us is terminated by reason of death, disability or retirement, then:

●	All outstanding stock options (excluding non-employee director options in the case of retirement) and SARs held by the participant will, to the extent exercisable, remain exercisable for a period of one year after such termination, but not later than the date the stock options or SARs expire;

●	All outstanding stock options and SARs that are not exercisable and all outstanding restricted stock will be terminated and forfeited; and

●	All outstanding unvested RSUs, performance awards (including PSUs) and other stock-based awards held by the participant will terminate and be forfeited. However, with respect to any awards that vest based on the achievement of performance goals, if a participant’s employment or other service with us or any subsidiary is terminated prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period (but in no event less than one year), the Committee may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on the number of months or years that the participant was employed or performed services during the performance period.

In the event a participant’s employment or other service with us is terminated by reason other than for cause, death, disability or retirement, then:

●	All outstanding stock options (including non-employee director options) and SARs held by the participant that then are exercisable will remain exercisable for three months after the date of such termination, but will not be exercisable later than the date the stock options or SARs expire;

●	All outstanding restricted stock will be terminated and forfeited; and

●	All outstanding unvested RSUs, performance awards and other stock-based awards will be terminated and forfeited. However, with respect to any awards that vest based on the achievement of performance goals, if a participant’s employment or other service with us or any subsidiary is terminated prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period (but in no event less than one year), the Committee may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on the number of months or years that the participant was employed or performed services during the performance period.

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Modification of Rights upon Termination

Upon a participant’s termination of employment or other service with us or any of our subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the grant date, including following such termination) cause stock options or SARs (or any part thereof) held by such participant as of the effective date of such termination to terminate, become or continue to become exercisable or remain exercisable following such termination of employment or service, and restricted stock, RSUs, DSUs, performance awards, non-employee director awards and other stock-based awards held by such participant as of the effective date of such termination to terminate, vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no stock option or SAR may remain exercisable beyond its expiration date any such action by the Committee adversely affecting any outstanding award will not be effective without the consent of the affected participant, except to the extent the Committee is authorized by the Plan to take such action.

Forfeiture and Recoupment

If a participant is determined by the Committee to have taken any action while providing services to us or within one year after termination of such services, that would constitute “cause” or an “adverse action,” as such terms are defined in the Plan, all rights of the participant under the Plan and any agreements evidencing an award then held by the participant will terminate and be forfeited. The Committee has the authority to rescind the exercise, vesting, issuance or payment in respect of any awards of the participant that were exercised, vested, issued or paid, and require the participant to pay to us, within 10 days of receipt of notice, any amount received or the amount gained as a result of any such rescinded exercise, vesting, issuance or payment. We may defer the exercise of any stock option or SAR for up to six months after receipt of notice of exercise in order for the Board to determine whether “cause” or “adverse action” exists. We are entitled to withhold and deduct future wages or make other arrangements to collect any amount due.

In addition, if we are required to prepare an accounting restatement due to material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, then any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse us for the amount of any award received by such individual under the Plan during the 12 month period following the first public issuance or filing with the SEC, as the case may be, of the financial document embodying such financial reporting requirement. We also may seek to recover any award made as required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any other clawback, forfeiture or recoupment provision required by applicable law or under the requirements of any stock exchange or market upon which our common stock is then listed or traded or any policy adopted by us.

Effect of Change in Control

Generally, a change in control will mean:

●	The acquisition, other than from us, by any individual, entity or group of beneficial ownership of 50% or more of the then outstanding shares of our common stock;

●	The consummation of a reorganization, merger or consolidation of our company with respect to which all or substantially all of the individuals or entities who were the beneficial owners of our common stock immediately prior to the transaction do not, following the transaction, beneficially own more than 50% of the outstanding shares of common stock and voting securities of the corporation resulting from the transaction; or

●	A complete liquidation or dissolution of our company or the sale or other disposition of all or substantially all of our assets.

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Subject to the terms of the applicable award agreement or an individual agreement between us and a participant, upon a change in control, the Committee may, in its discretion, determine whether some or all outstanding options and SARs shall become exercisable in full or in part, whether the restriction period and performance period applicable to some or all outstanding restricted stock awards and RSUs shall lapse in full or in part and whether the performance measures applicable to some or all outstanding awards shall be deemed to be satisfied. The Committee may further require that shares of stock of the corporation resulting from such a change in control, or a parent corporation thereof, be substituted for some or all of the shares of our common stock subject to an outstanding award and that any outstanding awards, in whole or in part, be surrendered to us by the holder, to be immediately cancelled by us, in exchange for a cash payment, shares of capital stock of the corporation resulting from or succeeding us or a combination of both cash and such shares of stock.

Governing Law; Mandatory Jurisdiction

Except to the extent as provided in the Plan, the validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan is governed by and construed exclusively in accordance with the laws of the State of Delaware, notwithstanding the conflicts of laws principles of any jurisdictions. Unless otherwise expressly provided in an applicable award agreement, we and recipients of an award under the Plan irrevocably submit to the jurisdiction and venue of the Federal or State courts of the State of Delaware relative to any and all disputes, issues and/or claims that may arise out of or relate to the Plan or any related award agreement, with such jurisdiction and venue selected by and at our sole discretion.

Term, Termination and Amendment

Unless sooner terminated by the Board, the Plan will terminate at midnight on the day before the ten-year anniversary of its effective date. No award will be granted after termination of the Plan, but, awards outstanding upon termination of the Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the Plan.

Subject to certain exceptions, the Board has the authority to suspend or terminate the Plan or terminate any outstanding award agreement and the Board has the authority to amend the Plan or amend or modify the terms of any outstanding award at any time and from time to time. No amendments to the Plan will be effective without approval of our stockholders if: (a) stockholder approval of the amendment is then required pursuant to Section 422 of the Code, the rules of the primary stock exchange on which our common stock is then traded, applicable U.S. state and federal laws or regulations and the applicable laws of any foreign country or jurisdiction where awards are, or will be, granted under the Plan; or (b) such amendment would: (i) modify the re-pricing provisions of the Plan; (ii) increase the aggregate number of shares of our common stock issued or issuable under the Plan; or (iii) reduce the minimum exercise price or grant price as set forth in the Plan. No termination, suspension or amendment of the Plan or an award agreement shall adversely affect any award previously granted under the Plan without the written consent of the participant holding such award.

Tax Consequences of Awards

Incentive Stock Options

With respect to incentive stock options, generally, the participant is not taxed, and we are not entitled to a deduction, on either the grant or the exercise of an incentive stock option so long as the requirements of Section 422 of the Code continue to be met. If the participant meets the employment requirements and does not dispose of the shares of our common stock acquired upon exercise of an incentive stock option until at least one year after date of the exercise of the stock option and at least two years after the date the stock option was granted, gain or loss realized on sale of the shares will be treated as long-term capital gain or loss. If the shares of our common stock are disposed of before those periods expire, which is called a disqualifying disposition, the participant will be required to recognize ordinary income in an amount equal to the lesser of (i) the excess, if any, of the fair market value of our common stock on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon a disqualifying disposition, we generally will be entitled, in the same tax year, to a deduction equal to the amount of ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

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Non-Statutory Stock Options

The grant of a stock option that does not qualify for treatment as an incentive stock option, which is generally referred to as a non-statutory stock option, is generally not a taxable event for the participant. Upon exercise of the stock option, the participant will generally be required to recognize ordinary income in an amount equal to the excess of the fair market value of our common stock acquired upon exercise (determined as of the date of exercise) over the exercise price of the stock option, and we will be entitled to a deduction in an equal amount in the same tax year, assuming that a deduction is allowed under Section 162(m) of the Code. At the time of a subsequent sale or disposition of shares obtained upon exercise of a non-statutory stock option, any gain or loss will be a capital gain or loss, which will be either a long-term or short-term capital gain or loss, depending on how long the shares have been held.

SARs

The grant of an SAR will not cause the participant to recognize ordinary income or entitle us to a deduction for federal income tax purposes. Upon the exercise of an SAR, the participant will recognize ordinary income in the amount of the cash or the value of shares payable to the participant (before reduction for any withholding taxes), and we will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

Restricted Stock, RSUs, DSUs and Other Stock-Based Awards

The federal income tax consequences with respect to restricted stock, RSUs, DSUs, performance shares and performance stock units, and other stock unit and stock-based awards depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if an award of stock granted to the participant is subject to a “substantial risk of forfeiture” (e.g., the award is conditioned upon the future performance of substantial services by the participant) and is nontransferable, a taxable event occurs when the risk of forfeiture ceases or the awards become transferable, whichever first occurs. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the stock on such date over the participant’s cost for such stock (if any), and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. Under certain circumstances, the participant, by making an election under Section 83(b) of the Code, can accelerate federal income tax recognition with respect to an award of stock that is subject to a substantial risk of forfeiture and transferability restrictions, in which event the ordinary income amount and our deduction, assuming that a deduction is allowed under Section 162(m) of the Code, will be measured and timed as of the grant date of the award. If the stock award granted to the participant is not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income with respect to the award to the extent of the excess of the fair market value of the stock at the time of grant over the participant’s cost, if any, and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. If a stock unit award or other stock-based award is granted but no stock is actually issued to the participant at the time the award is granted, the participant will recognize ordinary income at the time the participant receives the stock free of any substantial risk of forfeiture (or receives cash in lieu of such stock) and the amount of such income will be equal to the fair market value of the stock at such time over the participant’s cost, if any, and the same amount is then deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code.

Withholding Obligations

We are entitled to withhold and deduct from future wages of the participant, to make other arrangements for the collection of, or to require the participant to pay to us, an amount necessary for it to satisfy the participant’s federal, state or local tax withholding obligations with respect to awards granted under the Plan. Withholding for taxes may be calculated based on the maximum applicable tax rate for the participant’s jurisdiction or such other rate that will not trigger a negative accounting impact on us. The Committee may permit a participant to satisfy a tax withholding obligation by withholding shares of our common stock of underlying an award, tendering previously acquired shares, delivery of a broker exercise notice or a combination of these methods.

Code Section 409A

A participant may be subject to a 20% penalty tax, in addition to ordinary income tax, at the time a grant becomes vested, plus an interest penalty tax, if the grant constitutes deferred compensation under Section 409A of the Code and the requirements of Section 409A of the Code are not satisfied.

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Code Section 162(m)

Pursuant to Section 162(m) of the Code, the annual compensation paid to an individual who is a “covered employee” is not deductible by us to the extent it exceeds $1.0 million. The Tax Cut and Jobs Act, signed into law on December 22, 2017, amended Section 162(m), effective for tax years beginning after December 31, 2017, (i) to expand the definition of a “covered employee” to include any person who was the Chief Executive Officer or the Chief Financial Officer at any time during the year and the three most highly compensated officers (other than the Chief Executive Officer or the Chief Financial Officer) who were employed at any time during the year whether or not the compensation is reported in the Summary Compensation Table provided in this proxy statement; (ii) to treat any individual who is considered a covered employee at any time during a tax year beginning after December 31, 2017 as remaining a covered employee permanently; and (iii) to eliminate the performance-based compensation exception to the $1.0 million deduction limit.

Excise Tax on Parachute Payments

Unless otherwise provided in a separate agreement between a participant and us, if, with respect to a participant, the acceleration of the vesting of an award or the payment of cash in exchange for all or part of an award, together with any other payments that such participant has the right to receive from us, would constitute a “parachute payment” then the payments to such participant will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code. Such reduction, however, will only be made if the aggregate amount of the payments after such reduction exceeds the difference between the amount of such payments absent such reduction minus the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments. If such provisions are applicable and if an employee will be subject to a 20% excise tax on any “excess parachute payment” pursuant to Section 4999 of the Code, we will be denied a deduction with respect to such excess parachute payment pursuant to Section 280G of the Code.

Vote Required for Approval

To be approved, this proposal must be approved by a majority in voting power of the votes cast by the stockholders present in person or by proxy, meaning that the votes cast by the stockholders “FOR” the approval of the Proposal must exceed the number of votes cast “AGAINST” the approval of the Proposal. If a stockholder votes to “ABSTAIN”, it is not counted as a vote cast and has no effect as a vote on the outcome of this proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” the approval of an amendment to the Amended and Restated Plan, to increase the number of shares of our common stock that may be issued under the Amended and Restated Plan to 775,000 shares.

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PROPOSAL 4 – THE HEXSTONE NASDAQ PROPOSAL – APPROVAL OF THE ISSUANCE OF SECURITIES

Background

On February 14, 2025, we entered into a non-binding term sheet with Hexstone Capital LLC (together with its affiliates, the “Investor”) setting forth the material terms for a proposed private placement (the “Proposed Hexstone Transaction”), which has not yet closed as of the date of this proxy statement and is pending finalization and execution and delivery of the definitive agreements between the parties. Pursuant to the Proposed Hexstone Transaction, we would issue the Investor (i) a warrant (the “Hexstone Warrant”) to purchase up to 5,000 shares of a new series of preferred stock that we would designate as Series C Convertible Preferred Stock (the “Series C Preferred Stock”) and (ii) 100,000 shares of our common stock (the “Initial Shares”) for no additional consideration. The Hexstone Warrant would have an exercise price of $10,000 per share of Series C Preferred Stock, subject to the limitations on exercise described below, and would expire two years from the date of issuance. We are not obligated to seek, and are not seeking, stockholder approval for the Proposed Hexstone Transaction as a whole, including the issuance of the Hexstone Warrant and the Initial Shares. Instead, pursuant to Nasdaq Listing Rule 5635(d), we are seeking stockholder approval of the potential issuance of our common stock, upon conversion of the shares of Series C Preferred Stock, in an amount equal to or in excess of 20% of our common stock that will be issued and outstanding immediately prior to the execution of the definitive agreements for the Proposed Hexstone Transaction at less than the Minimum Price (as defined below).

Subject to the limitations described below, the Hexstone Warrant would be exercisable in whole or in part, from the date of its issuance until the second anniversary of such date, into shares of Series C Preferred Stock and the shares of Series C Preferred Stock would be convertible into shares of our common stock from time to time at the election of the Investor. Upon conversion, each share of Series C Preferred Stock would convert into a number of shares of our common stock as described below, subject to certain limitations, including a beneficial ownership limitation of 4.99% (calculated in accordance with the rules promulgated under Section 13(d) of the Exchange Act), which could be adjusted to a beneficial ownership limitation of 9.99% upon 61 days prior written notice by the Investor, but could not be increased above 9.99%. From time to time the Investor could convert shares of Series C Preferred Stock into shares of our common stock in an amount up to the beneficial ownership limitation, which shares it would then sell. The Investor would then convert additional shares of Series C Preferred Stock and receive additional shares of our common stock, again in an amount up to the beneficial ownership limitation. This conversion and sale process could, at the Investor’s discretion, continue to occur until the Investor would no longer hold shares of Series C Preferred Stock. Although the beneficial ownership limitation imposes a legally binding limit on the Investor’s beneficial ownership at any one point in time, it does not prohibit the Investor from, over time, receiving shares of common stock that, in the aggregate, would exceed the beneficial ownership limitation.

Unless this proposal is approved by our stockholders, we would not be able to issue shares of common stock upon conversion of shares of Series C Preferred Stock if, as a result of such issuance, the aggregate number of shares of common stock issued to the Investor would exceed 19.9% of the total number of shares of common stock issued and outstanding immediately prior to the execution of the definitive agreements for the Proposed Hexstone Transaction. If this proposal is approved by our stockholders, we may issue shares of common stock to the Investor that, over time and in the aggregate, could equal or exceed 20% of our common stock issued and outstanding immediately prior to the execution of the definitive agreements for the Proposed Hexstone Transaction. However, all issuances to the Investor will be subject to the beneficial ownership limitation described above.

Subject to the limitations set forth in the preceding paragraphs, the number of shares of common stock issuable upon conversion of a share of Series C Preferred Stock would be calculated by dividing the conversion amount per share of Series C Preferred Stock by the then conversion price. The conversion amount would be equal to the stated value of the shares of Series C Preferred Stock, which would be $10,000, plus any additional amounts and late charges calculated in accordance with a Certificate of Designations of the Series C Preferred Stock, which we would file with the Secretary of State of the State of Delaware (the “Certificate of Designations”). The conversion price would be equal to the lower of (i) the lowest closing sale price of the common stock in the calendar month prior to the date that the Series C Preferred Stock is issued, subject to adjustment as will be set forth in the Certificate of Designations, and (ii) 95% (or, in the case of a delisting, 80%) of the lowest trading price of the common stock during the period beginning on the trading day of the conversion notice and ending on the trading day on which the aggregate dollar volume of the common stock traded on Nasdaq exceeds the product of the conversion amount set forth on the applicable conversion notice, subject to certain adjustments. Additionally, under the proposed definitive agreements for the Proposed Hexstone Transaction, we would be required to maintain a reserve of at least 200% of the maximum number of shares of Company common stock issuable upon conversion of the Series C Preferred Stock then outstanding, without regard to the limitations on conversions described above. In no event would we issue shares of common stock in excess of the number of shares of common stock that we are then authorized to issue pursuant to our Certificate of Incorporation.

The Investor would be able to exercise the Hexstone Warrant in whole or in part during its exercise period, provided that any exercise would be required to be for at least 50 shares of Series C Preferred Stock. To exercise the Hexstone Warrant, the Investor would submit a notice of exercise to us, and, we would have the right to reject any notice of exercise in whole or in part in accordance with the terms of the Certificate of Designations. If the Hexstone Warrant were exercised in full for cash, we would receive gross proceeds of approximately $50 million. If we close on the Proposed Hexstone Transaction, we currently intend to utilize any proceeds received from exercises of the Hexstone Warrant for general working capital purposes. We cannot predict when or if the Hexstone Warrant would be exercised if we close on the Proposed Hexstone Transaction. It is possible that the Hexstone Warrant would never be exercised and that, as a result, we may never receive any proceeds in connection with the Hexstone Warrant.

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In connection with the Proposed Hexstone Transaction, we would enter into a registration rights agreement (the “Registration Rights Agreement”) with the Investor, pursuant to which we would need to file, no later than the 30th business day after execution of the Registration Rights Agreement (the “Filing Deadline”), an initial registration statement with the SEC covering a number of shares of common stock issuable to the Investor in connection with the Proposed Hexstone Transaction as mutually agreed upon by us and the Investor. We would use our best efforts to have the registration statement declared effective by the SEC no later than the second business day after the date we are notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be reviewed or will not be subject to further review (the “Effectiveness Deadline”). In the event that we receive written or oral comments on the registration statement from the SEC, we expect that we would submit an amendment to the registration statement and/or a written response letter to the SEC within 5 business days of receiving such comments (the “Response Deadline”). In the event of an ongoing federal government shutdown that results in the SEC staff being unavailable to conduct a review of the registration statement or any amendment or response letter (a “Government Shutdown”), the Effectiveness Deadline would be extended by the number of calendar days of such Government Shutdown. If (i) the registration statement is not filed by the Filing Deadline, (ii) the registration statement is not declared effective by the SEC by the Effectiveness Deadline, or (iii) we fail to comply with any Response Deadline, then in each case we would be obligated to pay to the Investor a fee of $25,000 or, at our election, 25,000 shares of common stock in lieu of the cash fee.

If the Proposed Hexstone Transaction is consummated, we believe that the Investor’s expected exercises of the Hexstone Warrant could be an important source of capital to help fund our business and growth. The Investor would likely only exercise the Hexstone Warrant for cash consideration if it believes that it would be able to fully convert the Series C Preferred Stock acquired upon exercise into our common stock and if there is an active trading market for our common stock. As a result, we are asking for stockholder approval of the potential issuance of our common stock, upon conversion of the shares of Series C Preferred Stock, in an amount equal to or in excess of 20% of our common stock that will be issued and outstanding immediately prior to the execution of the definitive agreements for the Proposed Hexstone Transaction at less than the Minimum Price (as defined below).

While we have negotiated the material terms of the Proposed Hexstone Transaction with the Investor, there can be no assurance that we will enter into any definitive agreements on the terms described in the non-binding term sheet, the proposed definitive agreements, or at all. The material terms described above are subject to change pending finalization of the definitive agreements. However, we do not currently expect that any of the material terms described above will change prior to execution of the definitive agreements. If necessary, we would seek further stockholder approval to the extent required in connection with any material changes to the Proposed Hexstone Transaction. We would also seek further stockholder approval if the Proposed Hexstone Transaction is not consummated within three months of the Annual Meeting.

Nasdaq Listing Rules

Our common stock is listed on the Nasdaq Stock Market LLC, and as a result, we are subject to Nasdaq’s Listing Rules, including Nasdaq Listing Rule 5635(d).

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”).

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As described above, we anticipate that the terms of the Series C Preferred Stock would include a provision that prohibits us from issuing shares of our common stock upon conversion of shares of Series C Preferred Stock to the extent that, after giving effect to such conversion, the Investor would beneficially own in excess of 4.99% of the shares of our common stock outstanding immediately after giving effect to such issuance. However, such beneficial ownership limitation could be adjusted to up to 9.99% upon 61 days prior written notice by the Investor, subject to certain conditions. Although the beneficial ownership limitation imposes a legally binding limitation on the Investor’s beneficial ownership at any one point in time, it does not prohibit the Investor from, over time, receiving shares of common stock that, in the aggregate, would exceed the beneficial ownership limitation.

Because the conversion price for the shares of common stock issuable upon conversion of the Series C Preferred Stock would be less than the Minimum Price, unless this proposal is approved by our stockholders, we would not be able to issue shares of common stock upon conversion of shares of Series C Preferred Stock if, as a result of such issuance, the aggregate number of shares of common stock issued to the Investor would exceed 19.9% of the total number of shares of common stock issued and outstanding immediately prior to the execution of the definitive agreements for the Proposed Hexstone Transaction. Therefore, we are seeking stockholder approval of the potential issuance of 20% or more of our common stock at less than the Minimum Price pursuant to Nasdaq Listing Rule 5635(d).

Potential Effects of Approval of this Proposal

If this proposal is approved, and if the Proposed Hexstone Transaction is consummated, any issuance of shares of our common stock upon conversion of Series C Preferred Stock underlying the Hexstone Warrant would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our common stock. Additionally, the issuance of the common stock would cause a reduction in the percentage interests of our current stockholders in the voting power, any liquidation value, our book and market value, and in any future earnings. Our stockholders do not have preemptive rights to subscribe to additional shares that may be issued by us upon conversion of Series C Preferred Stock in order to maintain their proportionate ownership of the common stock. Further, the increase in the number of issued and outstanding shares of our common stock may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by us. In addition, upon conversion of the Series C Preferred Stock issuable upon exercise of the Hexstone Warrant, there would be a greater number of shares of our common stock eligible for sale in the public markets. Any such sales, or the anticipation of the possibility of such sales, represents an overhang on the market and could depress the market price of our common stock. We cannot predict the effect, if any, that market sales of those shares of common stock or the availability of those shares for sale will have on the market price of our common stock. Finally, the reservation of the shares underlying the Series C Preferred Stock precludes us from issuing such shares for other purposes, including equity financings, and we may be unable to raise additional capital as a result.

As of November 24, 2025, we had 4,227,256 shares of common stock issued and outstanding. Notwithstanding the beneficial ownership limitation applicable to the Series C Preferred Stock described above, if the Investor were to exercise the Hexstone Warrant in full (whether at one time or from time to time), the maximum number of shares of common stock into which the Series C Preferred Stock could be converted would be an aggregate of approximately 23,815,194 shares of common stock As a result, if our stockholders approve this proposal, and if the Proposed Hexstone Transaction is consummated and the Hexstone Warrant is exercised, our existing stockholders may experience substantial dilution.

The following table sets forth, for illustrative purposes only, the aggregate amount of our common stock that would be issuable to the Investor upon full conversion of the Series C Preferred Stock, pursuant to the anticipated terms of the Proposed Hexstone Transaction at varying purchase prices, and the Investor’s percentage of outstanding common stock after giving effect to the applicable 4.99% or 9.99% beneficial ownership limitation. For purposes of such illustrative disclosure, we assume that (i) this proposal will be approved, (ii) the Proposed Hexstone Transaction will be consummated, (iii) the Investor will exercise the Hexstone Warrant in full, and (iv) the Investor will elect to convert all of its shares of Series C Preferred Stock into common stock.

Assumed Average Price Per Share		Number of Common Shares to be Issued, After Giving Effect to the 4.99% Beneficial Ownership Limitation	Percentage of Outstanding Common Stock After Giving Effect to the Issuance to the Investor, Subject to the 4.99% Beneficial Ownership Limitation (1)	Number of Common Shares to be Issued, After Giving Effect to the 9.99% Beneficial Ownership Limitation	Percentage of Outstanding Common Stock After Giving Effect to the Issuance to the Investor, Subject to the 9.99% Beneficial Ownership Limitation (2)
$1.25		222,018	4.99%	469,173	9.99%
$1.634	(3)	222,018	4.99%	469,173	9.99%
$1.75		222,018	4.99%	469,173	9.99%

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(1) The denominator is based on 4,227,256 shares of our common stock outstanding as of November 24, 2025, adjusted to include the issuance of the number of shares of Common Stock set forth in the second column which we would have issued to the Selling Stockholder based on the applicable assumed purchase price per share and subject to the limitation on issuance pursuant to the 4.99% beneficial ownership limitation.

(2) The denominator is based on 4,227,256 shares of our common stock outstanding as of November 24, 2025, adjusted to include the issuance of the number of shares of Common Stock set forth in the fourth column which we would have issued to the Selling Stockholder based on the applicable assumed purchase price per share and subject to the limitation on issuance pursuant to the 9.99% beneficial ownership limitation.

(3) Represents 95% of the last reported sale price of our common stock on Nasdaq on November 24, 2025, which was $1.72 per share.

If this proposal is approved, and if the Proposed Hexstone Transaction is consummated and the Hexstone Warrant is exercised in full, aggregate issuances of commons stock pursuant to the terms of the Proposed Hexstone Transaction could result in significant dilution to our existing stockholders, potentially reducing their collective ownership percentage from 100% to approximately 12.1% of the outstanding shares of our common stock assuming a conversion price per share of $1.634 and assuming no other changes in the capital structure.

Potential Effects of Non-Approval of this Proposal

If this proposal is not approved by our stockholders at the Annual Meeting and we close on the Proposed Hexstone Transaction, the Investor is unlikely to exercise the Hexstone Warrant because, among other things, we would be capped at the total number of shares of our common stock that could be issued to the Investor upon conversions of the Series C Preferred Stock. As a result, we would not receive the cash consideration that we would otherwise receive upon an exercise of the Hexstone Warrant. If there exists a disincentive for the Investor to, from time to time, exercise the Hexstone Warrant for cash, we might seek to raise additional capital through the issuance of shares of common stock or preferred stock, or other securities. Such issuances might be at prices more dilutive to stockholders than the anticipated terms of the Series C Preferred Stock. To the extent that we engage in such transactions to raise additional capital, our current stockholders could be substantially diluted.

Additionally, if this proposal is not approved by our stockholders at the Annual Meeting and we close on the Proposed Hexstone Transaction, we would likely be required to submit this proposal for approval by our stockholders at a special meeting every three (3) months until such approval is obtained. This would divert our management’s time from operating our business and would incur significant costs, reducing cash available to operate our business.

Vote Required for Approval

To be approved, this proposal must be approved by a majority in voting power of the votes cast by the stockholders present in person or by proxy, meaning that the votes cast by the stockholders “FOR” the approval of this proposal must exceed the number of votes cast “AGAINST” the approval of this proposal. If a stockholder votes to “ABSTAIN,” it is not counted as a vote cast and has no effect as a vote on the outcome of this proposal. Our executive officers and directors do not have an interest in this proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” THE HEXSTONE NASDAQ PROPOSAL AS DESCRIBED IN THIS PROPOSAL 4

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PROPOSAL 5 – APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

We are asking our stockholders to approve an amendment to our Certificate of Incorporation to increase our authorized number of shares of common stock from 200,000,000 shares to 1,000,000,000 shares (the “Charter Amendment Proposal”). On November 6, 2025, the Board adopted resolutions unanimously approving the proposed amendment to our Certificate of Incorporation, in substantially the form of Appendix C hereto. At that time, the Board determined the proposed amendment and increase of our authorized common stock to be advisable and in our best interests and the best interests of our stockholders and is accordingly submitting the proposed amendment and increase of our common stock for approval by our stockholders.

If stockholders approve this proposal, we expect to file the amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware to increase the total number of authorized shares of our common stock as soon as practicable following stockholder approval.

As of the close of business on November 7, 2025, the record date for the Annual Meeting, of our 200,000,000 authorized shares of common stock, there were 4,227,256 shares of common stock issued and outstanding and:

●	5,005,825 shares of common stock issuable upon conversion of 850 shares of Series B Preferred Stock;
●	22,668 shares of common stock issuable upon exercise of outstanding options with an average exercise price of $998.26; and
●	9,686 shares of common stock issuable upon exercise of a warrant held by GEM Yield Bahamas Limited.

Our Series B Preferred Stock is convertible into shares of common stock in accordance with the terms and limitations set forth in the Certificate of Designation for the Series B Preferred Stock. As of November 24, 2025, Ionic Ventures, LLC held 400 shares of our Series B Preferred Stock and the Investor held 450 shares of our Series B Preferred Stock

If we close on the Proposed Hexstone Transaction contemplated in Proposal 4, we would designate a new series of preferred stock, the Series C Preferred Stock, that would be convertible into shares of common stock and we would issue a warrant to the Investor that would be exercisable into shares of Series C Preferred Stock.

The proposed amendment to our Certificate of Incorporation would increase the number of shares of common stock that we are authorized to issue from 200,000,000 shares of common stock to 1,000,000,000 shares of common stock, representing an increase of 800,000,000 shares of authorized common stock. The proposed amendment to our Certificate of Incorporation would not increase the number of shares of preferred stock that we are authorized to issue.

Reasons for the Increase in Authorized Shares

Our Board believes it is appropriate to increase our authorized shares of common stock so that we have shares of common stock available to provide additional flexibility to promptly and appropriately use our common stock for business and financial purposes in the future. The additional shares of common stock, if approved, may be used for various purposes without further stockholder approval. These purposes may include: capital raising transactions that we have and expect to explore from time to time; providing equity incentives to employees, officers, directors, consultants and/or advisers; establishing collaborative or partnering arrangements with other companies; expanding our business through the acquisition of other businesses, products or technologies; and other purposes. In light of our capital needs, we regularly consider fund raising opportunities and may decide, from time to time, to raise capital based on various factors, including market conditions and our plans of operation.

In this regard, if the Board determines that raising additional capital through issuing the additional shares of common stock (or securities that may be convertible or exercisable to acquire common stock) is desirable, we want to be able to act quickly if market conditions are favorable. The cost, prior notice requirements and delay involved in obtaining stockholder approval at the time that corporate action may be necessary or desirable could completely eliminate our ability to opportunistically capitalize on favorable market windows, which could delay or preclude our ability to advance our development and potential commercialization efforts.

Over the past several years, our authorized common stock has allowed us the flexibility to pursue a number of financing transactions that were key to enabling the development of our business plan and operations, while at the same time enabling us to continue to provide the employee equity incentives that we deem necessary to attract and retain key employees.

The increase in the number of authorized shares of our common stock as a result of the Charter Amendment Proposal will not change the number of shares of common stock outstanding; will not result in any changes to the terms of our common stock or the rights of the common stock holders; and will not have any immediate dilutive effect on the current holders of our common stock. However, the issuance of additional shares of common stock authorized by the Charter Amendment Proposal may occur at times or under circumstances so as to have a dilutive effect on earnings per share, book value per share or the percentage voting or ownership interest of our current stockholders. Holders of our common stock currently have no preemptive rights, nor will they have such rights following effectiveness of the Charter Amendment Proposal.

Anti-Takeover Effects

The Charter Amendment Proposal has only been prompted by business and financial considerations. Although the Board has not recommended the Charter Amendment Proposal and the increase in the number of authorized shares of common stock with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of us, under certain circumstances, such shares could have an anti-takeover effect. The additional shares could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of us or could be issued to persons allied with the Board or management and, thereby, have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect such a removal. Accordingly, the additional shares of authorized common stock may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of common stock, or the replacement or removal of the Board or management.

Vote Required

The affirmative vote of a majority of the outstanding shares of our capital stock representing a majority of the voting power of all the then-outstanding shares of our capital stock entitled to vote on this proposal is required to approve this proposal. Abstentions, if any, and, if this proposal is deemed to be “non-routine,” broker non-votes with respect to this proposal will have the same effect as an “against” vote on this proposal. Our executive officers and directors only have an interest in this proposal to the extent that they are eligible to receive equity awards under the Plan and any increase in the authorized shares of common stock could be utilized in part to provide future equity incentive opportunities to officers and directors, if the compensation committee deems appropriate.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE CHARTER AMENDMENT PROPOSAL

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PROPOSAL 6 – APPROVAL OF A REVERSE STOCK SPLIT

General

The Board is seeking approval of an amendment to our Certificate of Incorporation that would allow the Board the flexibility to effect a reverse stock split of our outstanding common stock by combining shares of common stock into a lesser number of shares of common stock by a ratio of not less than one-for-two and not more than one-for-two hundred fifty. If our stockholders approve of this amendment to our Certificate of Incorporation, the Board would have the sole discretion to effect such a reverse stock split at any time within twelve months following the date of such approval and to fix the ratio of a reverse stock split to be between one-for-two and one-for-one two hundred fifty. While the Board currently is not intended to implement a reverse stock split in the immediate future, we believe that enabling the Board to implement a reverse stock split will provide the Board with the flexibility to maximize the anticipated benefits for our stockholders. The determination of the ratio of a reverse stock split will be based on a number of factors described below under “Criteria to Be Used for Decision to Apply a Reverse Stock Split.”

If the Board determines that it is in the best interests of our stockholders to implement a reverse stock split, the reverse stock split would become effective upon the filing of a certificate of amendment with the Secretary of State of the State of Delaware, a copy of which is attached hereto as Appendix D. Upon the effectiveness of the certificate of amendment effecting a reverse stock split, the outstanding shares of our common stock will be reclassified and combined into a lesser number of shares such that one share of our common stock will be issued for a specified number of shares in accordance with the ratio for the reverse stock split selected by the Board.

The Board may never implement a reverse stock split even if this proposal is approved by our stockholders. If the Board determines that a reverse stock split is in the best interests of our stockholders, the exact timing of filing the amendment(s) to our Certificate of Incorporation will be determined by the Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders, but the amendment will not occur later than twelve months following the date our stockholders approve this proposal.

In evaluating a potential reverse stock split, the Board will take into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts, and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. In approving the amendment to our Certificate of Incorporation to effect a reverse stock split, the Board determined that these potential negative factors are outweighed by the potential benefits of a reverse stock split. Any reverse stock split would not change the total authorized number of shares of our common stock.

Reasons for a Reverse Stock Split

As of the date of this proxy statement, our common stock is listed on Nasdaq under the symbol “JTAI” and we are required to maintain, among other things, a $1.00 per share minimum bid price in order to stay in compliance with the continued listing requirements. The primary purpose of a reverse stock split is to increase the market price of our common stock to help maintain the listing of our common stock on Nasdaq.

We last effected a reverse stock split of our outstanding shares of common stock at a ratio of 1-for-225 on November 12, 2024 (the “Prior Stock Split”). Although we have maintained compliance with Nasdaq Listing Rule 5450(a)(1), which requires the minimum bid price of our common stock to be at least $1.00 per share (the “Minimum Bid Price Requirement”), since the Prior Stock Split, our Board believes that having the flexibility to effect additional reverse stock split(s) will be an effective means of ensuring continued compliance with the Minimum Bid Price Requirement for continued listing of our common stock on Nasdaq and may minimize the risk of future delisting from Nasdaq. Assuming stockholders approve this proposal, we may implement a reverse stock split, utilizing a ratio the Board believes will position us to ensure compliance with Nasdaq continued listing requirements.

While we intend to monitor the closing price of our common stock and consider available options depending on the trading price of our common stock, no assurances can be made that we will in fact be able to continue to comply and that our common stock will continue to remain listed on Nasdaq. If our common stock is delisted from Nasdaq, such delisting could also negatively affect the market price of our common stock, reduce the number of investors willing to hold or acquire our common stock, limit our ability to issue additional securities or obtain additional financing in the future, affect our ability to provide equity awards to our employees, and negatively impact our reputation and, as a consequence, our business.

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In addition to utilizing a reverse stock split to help maintain the listing of our common stock on Nasdaq, our Board may determine that an increased market price of our common stock could improve the marketability and liquidity of our common stock and could encourage interest and trading in our common stock. A reverse stock split could allow a broader range of institutions to invest in our common stock (for example, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of our common stock. A reverse stock split could help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted, however, that the liquidity of our common stock may in fact be adversely affected by the proposed reverse stock split given the reduced number of shares of common stock that would be outstanding after giving effect to a reverse stock split.

Criteria to be Used for Decision to Apply a Reverse Stock Split

If our stockholders approve a reverse stock split, the Board will be authorized to proceed with a reverse stock split. The exact ratio of a reverse stock split, within the one-for-two to one-for-two hundred fifty range, would be determined by the Board and publicly announced by us prior to the effective time of a reverse stock split. In determining whether to proceed with, and setting the appropriate ratio for, a reverse stock split, the Board will consider, among other things, factors such as:

●	minimum price per share requirements;

●	the historical trading prices and trading volume of our common stock;

●	the number of shares of our common stock outstanding;

●	the then-prevailing and expected trading prices and trading volume of our common stock and the anticipated impact of a reverse stock split on the trading market for our common stock;

●	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;

●	business developments affecting us; and

●	prevailing general market and economic conditions.

Certain Risks Associated with a Reverse Stock Split

There can be no assurance that the total market capitalization of our common stock after the implementation of a reverse stock split will be equal to or greater than the total market capitalization before a reverse stock split or that the per share market price of our common stock following a reverse stock split will increase in proportion to the reduction in the number of shares of our common stock outstanding in connection with a reverse stock split. We cannot guarantee that a reverse stock split would lead to a sustained increase in the trading price of the common stock. The trading price of the common stock may change due to a variety of other factors, including our ability to successfully accomplish our business goals, market conditions, and the market perception of our business. You should also keep in mind that the implementation of a reverse stock split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in us. However, should the overall value of the common stock decline after the proposed reverse stock split, then the actual or intrinsic value of the shares of common stock held by you will also proportionately decrease as a result of the overall decline in value.

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Further, the liquidity of the common stock may be harmed by the proposed reverse stock split given the reduced number of shares that would be outstanding after a reverse stock split, particularly if the expected increase in stock price as a result of a reverse stock split is not sustained. In addition, the proposed reverse stock split may increase the number of stockholders who own odd lots (less than 1,000 shares) of common stock, creating the potential for such stockholders to experience an increase in the cost of selling their shares and greater difficulty effecting sales. If we effect a reverse stock split, the resulting per-share stock price may nevertheless fail to attract institutional investors and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of the common stock may not improve.

A reverse stock split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our common stock does not increase in proportion to the reverse stock ratio, or following such increase does not maintain or exceed such price, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of the common stock following a reverse stock split.

If our common stock fails to meet the minimum bid price requirement for continued listing on Nasdaq and it has effected a reverse stock split within the prior one-year period, or one or more reverse stock splits within the prior two-year period with a cumulative ratio of 250 shares or more into one, we would not be eligible for any compliance period specified in Nasdaq Listing Rule 5810(c)(3)(A). In such circumstances, the Nasdaq Listing Qualifications Department would issue a Staff Delisting Determination with respect to our common stock. As a result, our common stock could be delisted from Nasdaq, which would materially and adversely affect the liquidity and market price of our common stock and our ability to raise capital in the future.

Effect of a Reverse Stock Split

As of the effective time of a reverse stock split, we would also adjust and proportionately decrease the number of shares of common stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and warrants and other rights to acquire our common stock. In addition, as of the effective time of a reverse stock split, we would adjust and proportionately decrease the total number of shares of common stock that may be the subject of the future grants under our equity plans, as described further below under the heading “Effects of a Reverse Stock Split on Outstanding Equity Awards.”

A reverse stock split would be effected simultaneously for all outstanding shares of common stock. A reverse stock split would affect all stockholders uniformly and would not change any stockholder’s percentage ownership interest in us. No fractional shares will be issued in connection with a reverse stock split. Instead, we will make a cash payment to any stockholder who would have been entitled to receive a fractional share as a result of a reverse stock split as more fully described below. A reverse stock split would not change the terms of our common stock. A reverse stock split is not intended as, and would not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. Following a reverse stock split, we would continue to be subject to the periodic reporting requirements of the Exchange Act.

If the Board does not implement a reverse stock split within 12 months following the date of stockholder approval of this proposal, the authority granted in this proposal to implement a reverse stock split would terminate.

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Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this reverse stock split proposal, except to the extent of their ownership in shares of our common stock and securities convertible into or exercisable for our common stock, which shares and securities would be subject to the same proportionate adjustment in accordance with the terms of a reverse stock split as all other outstanding shares of common stock and securities convertible into or exercisable for our common stock.

Maintenance of Ownership Percentage. If a reverse stock split is approved and effected, each stockholder will own a reduced number of shares of common stock. This would affect all of our stockholders uniformly and would not affect any stockholder’s percentage ownership in us, except to the extent that a reverse stock split results in a stockholder owning a fractional share, as described below. The number of stockholders of record would not be affected by a reverse stock split.

Voting Rights. Proportionate voting rights and other rights of our stockholders would not be affected by a reverse stock split, subject to the limitations and qualifications set forth in this discussion and to the note below regarding the receipt of an additional fraction of a share. For example, a holder of 1% of the voting power of the outstanding shares of our common stock immediately prior to a reverse stock split would continue to hold 1% of the voting power of the outstanding shares of common stock after a reverse stock split, regardless of the exchange ratio chosen by the Board.

Effects of a Reverse Stock Split on Outstanding Equity Awards. If a reverse stock split is effected, the terms of equity awards under our incentive plans, including the per share exercise price of options and the number of shares issuable under outstanding awards, will be converted on the effective date of a reverse stock split in proportion to the reverse split ratio of a reverse stock split (subject to adjustment for fractional interests). The compensation committee of the Board must approve such adjustments, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive on all participants of our incentive plans. In addition, the total number of shares of common stock that may be the subject of future grants under our incentive plans will be adjusted and proportionately decreased as a result of a reverse stock split.

Procedure for Effecting a Reverse Stock Split

If our stockholders approve a reverse stock split, and if the Board still believes that a reverse stock split is in the best interests of us and our stockholders, the Board will determine the ratio of the reverse stock split to be implemented and we will publicly announce the ratio selected by the Board and file the certificate of amendment effecting the reverse stock split with the Secretary of State of the State of Delaware. The form of the proposed certificate of amendment to our Certificate of Incorporation to effect a reverse stock split is attached as Appendix D to this proxy statement/prospectus. Any amendment to our Certificate of Incorporation to effect a reverse stock split will include the reverse stock split ratio fixed by the Board, within the range approved by our stockholders.

The combination of, and reduction in, the number of shares of our outstanding common stock as a result of a reverse stock split will occur automatically and without any action on the part of our stockholders at the date and time set forth in the amendment to the Certificate of Incorporation to effect a reverse stock split following filing with the Secretary of State of the State of Delaware (the “Reverse Split Effective Time”). As soon as practicable after the Reverse Split Effective Time, our transfer agent, acting as our “exchange agent” for purposes of implementing the exchange of stock certificates, will provide each stockholder of record a transmittal form accompanied by instructions specifying other details of the exchange. Upon receipt of the transmittal form, each stockholder should surrender the certificates representing our common stock prior to the reverse stock split in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of our common stock that they hold as a result of the reverse stock split. New certificates will not be issued to a stockholder until the stockholder has surrendered his or her outstanding certificates and submitted the properly completed and executed transmittal form to the exchange agent. If your shares are held in street name at a brokerage firm or financial institution, we intend to treat you in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to implement the exchange of shares required by the combination resulting from the reverse stock split for their beneficial holders holding common stock in street name. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing substitution of certificates, or book entries, representing the former number shares of common stock for certificates, or book entries, representing the reduced number of shares resulting from the combination. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

Any stockholder whose stock certificate has been lost, destroyed or stolen will be entitled to a new stock certificate only after complying with the requirements that we and our transfer agent customarily apply in connection with replacing lost, stolen or destroyed stock certificates.

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No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any old certificate, except that if any new certificate is to be issued in a name other than that in which the old stock certificates are registered, it will be a condition of such issuance that (i) the person requesting such issuance must pay us any applicable transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable, (ii) the transfer complies with all applicable federal and state securities laws, and (iii) the surrendered stock certificate is properly endorsed and otherwise in proper form for transfer.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM OUR TRANSFER AGENT.

Fractional Shares

No fractional shares will be issued in connection with a reverse stock split. Instead, stockholders of record who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be reclassified, will be entitled to an amount in cash (without interest or deduction) equal to the fraction of one share to which such stockholder would otherwise be entitled multiplied by the closing price of the common stock on Nasdaq on the last trading day immediately preceding the effective time of a reverse stock split (with such closing price proportionately adjusted to give effect to a reverse stock split. Except for the right to receive the cash payment in lieu of fractional shares otherwise issuable upon the effectiveness of a reverse stock split, stockholders will not have any voting, dividend or other rights with respect to the fractional shares they would otherwise be entitled to receive as a result of such reverse stock split. We do not expect that providing cash for any fractional shares that would otherwise result from a reverse stock split would significantly reduce the number of stockholders of record.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders may reside, where we are domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of a reverse stock split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

No Appraisal Rights

No action is proposed herein for which the laws of the State of Delaware, or our Certificate of Incorporation or Bylaws, provide a right to our stockholders to dissent and obtain appraisal of, or payment for, such stockholders’ capital stock.

Accounting Matters

A reverse stock split would not affect the par value of our common stock per share, which would remain $0.0001 par value per share, while the number of outstanding shares of common stock would decrease in accordance with a reverse stock split ratio selected by the Board. As a result, as of the Reverse Split Effective Time, the stated capital attributable to common stock on our balance sheet would decrease and the additional paid-in capital account on our balance sheet would increase by an offsetting amount. Following a reverse stock split, reported per share net income or loss would be higher because there would be fewer shares of common stock outstanding and we would adjust historical per share amounts set forth in our future financial statements.

Material U.S. Federal Income Tax Consequences of a Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of a reverse stock split that are applicable to U.S. Holders (as defined below) of our common stock. This discussion does not purport to be a complete analysis of all potential tax consequences and is based upon current provisions of the Code, existing Treasury Regulations, judicial decisions and published rulings and administrative pronouncements of the IRS, all in effect as of the date hereof and all of which are subject to differing interpretations or change. Any such change or differing interpretation, which may be retroactive, could alter the tax consequences to holders of our common stock as described in this summary.

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This discussion does not address all U.S. federal income tax consequences relevant to holders of our common stock. In addition, it does not address consequences relevant to holders of our common stock that are subject to particular U.S. or non-U.S. tax rules, including, without limitation, to holders of our common stock that are:

●	persons who do not hold our common stock as a “capital asset” within the meaning of Section 1221 of the Code;

●	brokers, dealers or traders in securities, banks, insurance companies, other financial institutions or mutual funds;

●	real estate investment trusts; regulated investment companies; tax-exempt organizations or governmental organizations;

●	pass-through entities such as partnerships, S corporations, disregarded entities for federal income tax purposes and limited liability companies (and investors therein);

●	subject to the alternative minimum tax provisions of the Code;

●	persons who hold their shares as part of a hedge, wash sale, synthetic security, conversion transaction or other integrated transaction;

●	persons that have a functional currency other than the U.S. dollar;

●	traders in securities who elect to apply a mark-to-market method of accounting;

●	persons who hold shares of our common stock that may constitute “qualified small business stock” under Section 1202 of the Code or as “Section 1244 stock” for purposes of Section 1244 of the Code;

●	persons who acquired their shares of our stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code;

●	persons subject to special tax accounting rules as a result of any item of gross income with respect to our common stock being taken into account in an “applicable financial statement” (as defined in the Code);

●	persons deemed to sell our common stock under the constructive sale provisions of the Code;

●	persons who acquired their shares of our common stock pursuant to the exercise of options or otherwise as compensation or through a tax-qualified retirement plan or through the exercise of a warrant or conversion rights under convertible instruments; and

●	certain expatriates or former citizens or long-term residents of the United States.

Holders of our common stock subject to particular U.S. or non-U.S. tax rules, including those that are described in this paragraph, are urged to consult their own tax advisors regarding the consequences to them of a reverse stock split.

If an entity that is treated as a partnership for U.S. federal income tax purposes holds our common stock, the U.S. federal income tax treatment of a partner in the partnership or other pass-through entity will generally depend upon the status of the partner, the activities of the partnership or other pass-through entity and certain determinations made at the partner level. If you are a partner of a partnership or other pass-through entity holding our common stock, you should consult your tax advisors regarding the tax consequences of a reverse stock split.

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In addition, the following discussion does not address the tax consequences of a reverse stock split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as a reverse stock split, whether or not they are in connection with a reverse stock split.

STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS, AS WELL AS ANY TAX CONSEQUENCES OF A REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

This discussion is limited to holders of our common stock that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as:

●	an individual who is a citizen or resident of the United States;

●	a corporation or any other entity taxable as a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust if either (i) a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) is authorized or has the authority to control all substantial decisions of such trust, or (ii) the trust was in existence on August 20, 1996, and has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

Tax Consequences of a Reverse Stock Split

The proposed reverse stock split should constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. As a result, a U.S. Holder generally should not recognize gain or loss upon the proposed reverse stock split. A U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock received pursuant to the proposed reverse stock split should equal the aggregate adjusted tax basis of the shares of our common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such U.S. Holder’s holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received in a recapitalization pursuant to the proposed reverse stock split. U.S. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Effect of Not Obtaining Approval

If we fall out of compliance with the Minimum Bid Price Requirement, the failure of stockholders to approve a reverse stock split could prevent us from regaining compliance with the Minimum Bid Price Requirement, unless the market price of our common stock increases above the Minimum Bid Price Requirement without a reverse stock split. If we are unable to maintain the listing of our common stock on Nasdaq, interest in our common stock may decline and certain institutions may not have the ability to trade in our common stock, all of which could have a material adverse effect on the liquidity or trading volume of our common stock. If our common stock becomes significantly less liquid due to our inability to maintain a listing on Nasdaq, our stockholders may not have the ability to liquidate their investments in our common stock when desired and we believe our access to capital would become significantly diminished as a result.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to abandon a reverse stock split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of State of the State of Delaware of the certificate of amendment to our Certificate of Incorporation, even if the authority to effect a reverse stock split has been approved by our stockholders. By voting in favor of a reverse stock split, you are also authorizing the Board to delay, not to proceed with, and abandon, a reverse stock split if it should so decide, in its sole discretion, that such action is in the best interests of us and our stockholders.

Vote Required for Approval

To be approved, this proposal must be approved by a majority in voting power of the votes cast by the stockholders present in person or by proxy, meaning that the votes cast by the stockholders “FOR” the approval of the Proposal must exceed the number of votes cast “AGAINST” the approval of the Proposal. If a stockholder votes to “ABSTAIN,” it is not counted as a vote cast and has no effect as a vote on the outcome of this proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF A REVERSE STOCK SPLIT

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PROPOSAL 7 – APPROVAL OF THE ADJOURNMENT PROPOSAL

General

We are asking our stockholders to allow the Board to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of any of the proposals (the “Adjournment Proposal”). The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the proposals presented at the meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, the Board may not be able to adjourn the Annual Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the proposals.

Vote Required for Approval

To be approved, this proposal must be approved by a majority in voting power of the votes cast by the stockholders present in person or by proxy, meaning that the votes cast by the stockholders “FOR” the approval of the Proposal must exceed the number of votes cast “AGAINST” the approval of the Proposal. If a stockholder votes to “ABSTAIN,” it is not counted as a vote cast and has no effect as a vote on the outcome of this proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership

The following table sets forth information regarding the beneficial ownership of shares of our common stock as of November 24, 2025, by:

●	each person who is the beneficial owner of more than 5% of the outstanding shares of common stock;

●	each of our executive officers and directors; and

●	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and restricted stock units that are currently exercisable or vested or that will become exercisable or vest within 60 days. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G or 13D filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

The beneficial ownership percentages set forth in the table below are based on 4,227,256 shares of common stock issued and outstanding as of November 24, 2025 and other than as noted below.

Name and Address of Beneficial Owner(1)	Number of Shares	% of Common Stock Outstanding
Directors and Executive Officers:
Michael D. Winston, CFA(2)	30,875	* %
George Murnane(3)	5,889	*
William L. Yankus(4)	423	*
Wrendon Timothy(5)	1,206	*
Patrick McNulty(6)	940	*
Lt. Col. Ran David(7)	874	*
Jeffrey Woods(8)	97	*
Ehud Talmor(9)	737	*
All Directors and Executive Officers as a group (8 individuals)	41,041	1.0%
Five Percent Holders:
Entities affiliated with Ionic Ventures, LLC(10)	469,173	9.99%

*	Less than 1%.
(1)	Unless otherwise indicated, the business address of each of our directors and executive officers is c/o Jet.AI Inc., 10845 Griffith Peak Drive, Suite 200, Las Vegas, NV 89135.
(2)	Includes 29,740 shares of common stock, and 1,135 shares of common stock issuable upon the exercise of vesting options within 60 days of November 24, 2025.
(3)	Comprised of 5,889 shares of common stock issuable upon the exercise of vesting options within 60 days of November 24, 2025.
(4)	Comprised of 423 shares of common stock.
(5)	Comprised of 1,206 shares of common stock.
(6)	Comprised of 940 shares of common stock issuable upon the exercise of vesting options within 60 days of November 24, 2025.
(7)	Includes 97 shares of common stock, and 777 shares of common stock issuable upon the exercise of vesting options within 60 days of November 24, 2025.
(8)	Comprised of 97 shares of common stock.
(9)	Includes 97 shares of common stock, and 640 shares of common stock issuable upon the exercise of vesting options within 60 days of November 24, 2025.
(10)	Consists of an aggregate of up to 469,173 shares of Common Stock issuable upon conversion of shares of Series B Preferred Stock within 60 days of November 24, 2025 held by Hexstone Capital, LLC and Ionic Ventures, LLC. Brendan O’Neil, the manager of Hexstone Management, LLC, the manager of Hexstone Capital, LLC, has the power to vote and/or dispose of the shares beneficially owned by Hexstone Capital, LLC. Keith Coulston and Brendan O’Neil, each as managers of Ionic Management, LLC, the manager of Ionic Ventures, LLC, have shared power to vote and/or dispose of the shares beneficially owned by Ionic Ventures, LLC. Given that Mr. O’Neil has the power to vote and/or dispose of the shares beneficially owned by Hexstone Capital, LLC and Ionic Ventures, LLC, such entities may be deemed to be the beneficial owner of these shares. Each of Mr. O’Neil and Mr. Coulston disclaims beneficial ownership of the securities reported herein except to the extent of his pecuniary interest therein. The principal business address for Hexstone Capital, LLC is 3053 Fillmore St, Suite 303, San Francisco, CA 94123. The principal business address for Ionic Ventures, LLC is 3053 Fillmore St, Suite 256, San Francisco, CA 94123.

50

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a description of each transaction since January 1, 2023 and each currently proposed transaction in which:

●	we have been or are to be a participant;

●	the amount involved exceeds or will exceed the lesser of (i) $120,000 and (ii) 1% of the average of our total assets as of December 31, 2024 and 2023; and

●	any of our directors, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Related Party Transactions in Connection with and Subsequent to the Business Combination

Maxim Payment and Settlement Agreement

On August 10, 2023, we entered into a settlement agreement (“Maxim Settlement Agreement”) with Maxim Group LLC, the underwriter for our initial public offering (“Maxim”). Pursuant to the Maxim Settlement Agreement, we issued to Maxim Partners in a private placement pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act, (a) 270,000 shares of common stock to Maxim Partners to settle our payment obligations under the underwriting agreement dated on or about August 11, 2021, by and between us and Maxim and (b) 1,127 Series A Preferred Shares to Maxim Partners in an amount equal in value to $1,127,000. Following the issuance of the securities, Maxim beneficially owned greater than five percent of our common stock. The Series A Preferred Shares accrued interest at the rate of 8% per annum (which would increase to 18% if we failed to meet certain obligations under the terms thereof), payable quarterly and, at our option, in shares of common stock. The Series A Preferred Shares were convertible into 112,700 shares of common stock. We also issued 115,000 shares of common stock to Maxim Partners on August 16, 2021, in a private placement exempt from registration under Section 4(a)(2) of the Securities Act, to meet a payment obligation under the underwriting agreement in connection with our IPO, representing a value of $9.00 per share reflecting an allocation of the $10.00 per Unit IPO price. The shares described above were subject to a registration rights agreement.

We were required to redeem all the outstanding Series A Preferred Shares on August 10, 2024, which was automatically extended by an additional three (3) month period because we had not closed upon one or more equity financings that, in total, resulted in gross proceeds to us of $10.0 million or greater.

In July 2024, we and Maxim entered into an amendment to the Maxim Settlement Agreement and agreed to, among other things, amend the definition of the “Series A Conversion Price” for the Series A Preferred Shares and certain restrictions with respect to our shares of common stock that Maxim may acquire upon the conversion of its Series A Preferred Shares.

During 2024, we issued 10,167 shares of common stock upon the conversion of 551 Series A Preferred Shares. In November 2024, we redeemed in full all of the remaining 576 Series A Preferred Shares for an aggregate redemption price of $663,740. As a result of the redemption, there are no Series A Preferred Shares issued and outstanding.

Sponsor Settlement Agreement

On August 10, 2023, we entered into settlement agreement (“Sponsor Settlement Agreement”) with OAC Sponsor Ltd., a Cayman Islands exempted company (the “Sponsor”). The Sponsor beneficially owned more than five percent of our common stock at the time the parties entered into the Sponsor Settlement Agreement. Pursuant to the Sponsor Settlement Agreement, we issued, in a private placement exempt from registration under Section 4(a)(2) of the Securities Act, 575 Series A-1 Preferred Shares to settle our payment obligations under a promissory note in the principal amount of $575,000 dated November 14, 2022 in favor of Sponsor. The Series A-1 Preferred Shares accrued interest at the rate of 5% per annum (which would increase to 18% if we failed to meet certain obligations under the terms thereof), payable quarterly in cash. The Series A-1 Preferred Shares were convertible into 57,500 shares of common stock. The shares described above were subject to a registration rights agreement between us and the Sponsor.

51

We were required to redeem all the outstanding Series A-1 Preferred Shares on August 10, 2024, which was automatically extended by an additional three (3) month period because we had not closed upon one or more equity financings that, in total, resulted in gross proceeds to us of $10.0 million or greater.

In August 2024, Sponsor agreed to waive certain notice and redemption rights in favor of Sponsor pursuant to terms of the Series A-1 Preferred Shares held by Sponsor related to our equity financings in consideration of $100,000 which was paid in October 2024.

In October 2024, we redeemed in full all of the previously issued and outstanding Series A-1 Preferred Shares by paying the holder the requisite per share redemption price together with all accrued but unpaid dividends on such shares. As a result of this redemption there are no Series A-1 Preferred Shares issued and outstanding.

Bridge Agreement

On September 11, 2023, we entered into a binding term sheet (“Bridge Agreement”) with eight investors to provide us $500,000 of short-term bridge financing pending our receipt of funds from our other existing financing arrangements. During the month of September, we engaged in discussions with numerous third parties to secure short-term bridge funding but was not offered terms it found acceptable. Rather, certain of our related parties and other parties agreed to provide us with this financing on substantially better material terms than it had received from unaffiliated third parties.

The Bridge Agreement was entered into with, and funding was provided by, Michael Winston, the Executive Chairman of the Board and Interim Chief Executive Officer, Wrendon Timothy, a member of the Board and all three Committees of the Board, William Yankus, a member of the Board and two of its Committees, and Oxbridge RE Holdings Limited, one of our significant stockholders for which Mr. Timothy serves as a director and officer, as well as the four other investors named in the Bridge Agreement.

Given Mr. Winston’s dual role as a participant in the negotiations with third parties and his participation in the bridge financing itself, for avoidance of doubt, he waived any right to receive accrued interest on the principal amount of his Note, as well as any redemption premium or any increase in the principal amount of his Note in connection with an event of default (the “Waiver”). Our Audit Committee and the full Board, including a majority of disinterested directors, unanimously approved the Agreement, in each case finding that the Agreement was in the best interests of us and our stockholders.

The Bridge Agreement provided for the issuance of Notes, in an aggregate principal amount of $625,000, reflecting a 20% original issue discount. The Notes bore interest at 5% per annum and matured on March 11, 2024. We were required to redeem the Notes with 100% of the proceeds of any equity or debt financing at a redemption premium of 110% of the principal amount of the Notes. In March 2024, we fully repaid the Bridge Agreement in the amount of approximately $683,000, representing principal, redemption premium and interest.

52

Maxim Advisory Agreement

On January 5, 2024, we entered into an agreement (the “Agreement”) pursuant to which it retained Maxim as a financial advisor and investment banker to provide general financial advisory and investment banking services.

As consideration for Maxim’s services pursuant to the Agreement, we paid Maxim fees in cash totaling $75,000. In addition, we agreed to promptly, upon request from time to time, reimburse Maxim for all reasonable expenses (including, without limitation, fees and disbursements of counsel and all travel and other out-of-pocket expenses) incurred by Maxim in connection with its engagement, subject to a $2,500 cap without our prior authorization.

We have also agreed to indemnify and hold harmless Maxim, and each of its present and former affiliated entities, managers, members, officers, employees, legal counsel, agents and controlling persons (within the meaning of the federal securities laws), and the officers, directors, partners, stockholders, members, managers, employees, legal counsel, agents and controlling persons of any of them, from and against any and all losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses and disbursements, and any and all actions, suits, proceedings and investigations in respect thereof and any and all legal and other costs, expenses and disbursements in giving testimony or furnishing documents in response to a subpoena or otherwise (including, without limitation, the costs, expenses and disbursements, as and when incurred, of investigating, preparing, pursing or defending any such action, suit, proceeding or investigation), directly or indirectly caused by, relating to, based upon, arising out of, or in connection with, Maxim’s acting for us, including, without limitation, any act or omission by Maxim in connection with its acceptance of or the performance or non-performance of its obligations under the Agreement, any breach by us of any representation, warranty, covenant or agreement contained in any instrument, document or agreement relating thereto, including any agency agreement, or the enforcement by Maxim of its rights under the Agreement, except to the extent that any such losses are found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted primarily and directly from the gross negligence or willful misconduct of the person seeking indemnification under the Agreement. We also agreed that no indemnified person will have any liability (whether direct or indirect, in contract or tort or otherwise) to us for or in connection with our engagement of Maxim or for any other reason, except to the extent that any such liability is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted primarily and directly from such indemnified person’s gross negligence or willful misconduct.

Either Maxim or we may terminate the Agreement at any time with thirty (30) days’ prior written notice to the other party after the six (6) month anniversary of the Agreement (the effective date of such termination, the “Termination Date”). We may terminate the Agreement effective as of an earlier date only for Cause (as defined below). Furthermore, in the event, in the course of due diligence performed by Maxim, Maxim deems it necessary to terminate the engagement, Maxim may do so at any time upon immediate written notice. “Cause” means gross negligence, willful misconduct or an uncured material breach of the Agreement by Maxim of which we have provided Maxim with reasonable notice and opportunity to cure. Certain provisions in the agreement, primarily compensation, expenses reimbursement and indemnification survive termination of the agreement.

53

Maxim Placement Agency Agreement

In connection with the transactions under the Securities Purchase Agreement with Ionic Ventures, LLC (“Ionic”), we entered into a placement agency agreement (the “Placement Agency Agreement”) with Maxim. Pursuant to the terms of the Placement Agency Agreement, we were required pay Maxim a cash fee equal to 7% of the aggregate gross proceeds raised under the Securities Purchase Agreement and reimburse Maxim, directly upon the initial closing under the Securities Purchase Agreement for all travel and other documented out-of-pocket expenses incurred by Maxim, including the reasonable fees, costs and disbursements of its legal counsel, in an amount not to exceed an aggregate of $15,000. We paid Maxim a total of $120,000 out of the gross proceeds it received on March 29, 2024. Because we issued additional securities to Ionic as contemplated by the Securities Purchase Agreement, we paid Maxim cash fees of $1,050,000.

We also granted Maxim a right of first refusal to act as sole agent or sole managing underwriter and sole book runner for any and all of our future public and private equity and public debt offerings, or any successor to or any of our subsidiaries for a period until the earlier of (i) December 31, 2024 and (ii) redemption and/or conversion in full of all Series A Preferred Shares beneficially owned by Maxim. We also agreed to indemnify Maxim and its affiliates, directors, officers, employees and controlling persons against all losses, claims, damages, expenses and liabilities, as the same are incurred (including the reasonable fees and expenses of counsel), relating to or arising out of its activities pursuant to the Placement Agency Agreement.

Note Receivable

On May 31, 2025, we entered into a promissory note with AIIA Sponsor Ltd., in which we hold a minority interest (the “Sponsor”) and the sponsor of AI Infrastructure Acquisition, Corp. (“AIIA”), whereby we may advance up to $300,000 to the Sponsor to fund its organizational costs and expenses. AIIA a special purpose acquisition company that after completing its initial public offering intends to focus on opportunities with companies and/or strategic assets in high-impact private technology companies advancing artificial intelligence and machine learning capabilities, as well as those involved in building, operating, or enabling next-generation data center infrastructure. The note is unsecured, non-interest-bearing, and is repayable on the earlier of (i) November 30, 2025, or (ii) the consummation of an initial public offering by the Sponsor, and may be prepaid at any time without penalty. As of September 30, 2025, we had advanced $236,790 under this note. Michael Winston, our Interim Chief Executive Officer and Director, and George Murnane, our Interim Chief Financial Officer and Director, serve as executive officers and directors of the Sponsor. In addition, Wrendon Timothy, one of our directors, serves as a director of the Sponsor.

Sponsor Investment

In July 2025, we made a capital contribution of approximately $2.7 million to Sponsor, in exchange for 1,912,833 units comprising 1,912,833 ordinary shares and 130,001 preference shares. Our contribution represents a 49.9% interest in the Sponsor and was refundable in full if the AIIA offering was not successfully completed by October 31, 2025. The offering closed on October 6, 2025, resulting in gross proceeds of approximately $138 million. As described above, certain of our executive officers and directors also serve as officers and directors of Sponsor.

Related Party Transactions prior to the Business Combination

Administrative Services Agreement

Commencing on the effective date of our IPO, Oxbridge agreed to pay its Sponsor a total of up to $10,000 per month for office space, utilities, secretarial and administrative support. Upon completion of the Business Combination, we ceased paying these monthly fees.

54

Related Party Transactions of Jet Token

From time to time, related parties made payments on Jet Token’s behalf or advance cash to Jet Token for operating costs which require repayment. Such transactions are considered short-term advances and non-interest bearing. During the years ended December 31, 2024 and 2023, Michael Winston, Jet Token’s Founder and Executive Chairman, advanced a total of $0 and $72,000, respectively, to Jet Token in the form of a non-interest-bearing loan and Jet Token repaid $0 and $242,196 of these advances, respectively. As of December 31, 2023 such advances had been fully repaid.

Related Party Transaction Policy

Our audit committee charter provides that the audit committee will establish and periodically review policies and procedures for the review, approval and ratification of related person transactions (as defined in applicable SEC rules and regulations), review related person transactions, and oversee other related party transactions governed by applicable accounting standards.

On April 17, 2024, our audit committee and board approved the Jet.AI Related Party Transaction Policy, which establishes a framework for identifying, reviewing, and approving “Related Party Transactions”, defined as a transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships in which we and any Related Party have a direct or indirect interest, including but not limited to sales or purchases of goods or services, loans or guarantees, leasing arrangements, compensation arrangements and joint ventures or investments.

A “Related Party” under the Policy includes:

●	Any person who is, or at any time since the beginning of our last fiscal year was, a

●	Our (or our subsidiaries’) directors, executive officers or employees;

●	Any shareholder owning 5% or more of our voting securities;

●	Any person or entity that controls, is controlled by, or under common control with the

●	Company;

●	Any entity in which a director or executive officer has a significant influence;

●	Any other party with whom we have a close business relationship that could create

●	a conflict of interest;

●	Any immediate family member of any of the foregoing persons, including spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, and anyone (other than domestic employees) who shares such person’s home.

The Policy is administered by the Audit Committee. It provides for notification to the Corporate Secretary of the initiation or negotiation of any potential transaction involving a Related Party followed by an assessment by the Chairman and/or the Chief Financial Officer of materiality and potential for conflicts of interest and whether or not the transaction requires review by the audit committee under the Policy. The audit committee is then responsible for reviewing and considering whether the transaction is conducted on arm’s-length terms and in accordance with fair market value; whether the transaction is in the best interests of us and our shareholders; and any potential conflicts of interest that may arise from the transaction. The audit committee must approve the transaction prior to its initiation unless not practicable, in which case the audit committee may retrospectively review and ratify the transaction. The audit committee is also responsible for reviewing ongoing Related Party Transactions annually.

Prior to the adoption of this Policy, it has generally been our practice to obtain pre-approval from the audit committee for any related party transactions occurring subsequent to the Business Combination that our Interim Chief Executive Officer believes are significant. The transactions described under “– Related Party Transactions in Connection with and Subsequent to the Business Combination – Maxim Payment and Settlement Agreement” and “– Related Party Transactions in Connection with and Subsequent to the Business Combination – Sponsor Settlement Agreement” above were approved by the Oxbridge audit committee prior to the consummation of the Business Combination. The transactions described under “ – Related Party Transactions in Connection with and Subsequent to the Business Combination – Bridge Agreement” above were pre-approved by our audit committee. The engagement described under “ – Related Party Transactions in Connection with and Subsequent to the Business Combination – Maxim Advisory Agreement” was not approved by either our Board or the audit committee. The Placement Agreement described under “ – Related Party Transactions in Connection with and Subsequent to the Business Combination – Maxim Placement Agreement” above was pre-approved by unanimous consent by our Board. The Maxim Engagement Letter described under “ – Related Party Transactions in Connection with and Subsequent to the Business Combination – Maxim Engagement Letter” above was pre-approved by our Board. Prior to the Business Combination, the audit committee of Oxbridge was responsible for approving transactions with the Sponsor, any officer, any director or their respective affiliates and for reviewing any payments made to such persons on a quarterly basis. The transactions described under “– Related Party Transactions prior to the Business Combination – Oxbridge Related Party Transactions” above were approved by the Oxbridge board of directors in connection with Oxbridge’s IPO or, subsequent to the IPO, were approved by the Oxbridge audit committee.

55

HOUSEHOLDING INFORMATION

We have adopted a practice called “householding.” This practice allows us to deliver only one copy of certain of our stockholder communications (such as the notice regarding the internet availability of proxy materials, our annual reports, or our proxy materials) to stockholders who have the same address and last name and who do not participate in email delivery of these materials, unless one or more of these stockholders notifies us that he or she would like to receive an individual copy of these notices or materials. If you share an address with another stockholder and receive only one set of proxy-related materials and would like to request a separate copy for this year’s Annual Meeting or for any future meetings or stockholder communications, please send your written request to Jet.AI Inc., 10845 Griffith Peak Drive, Suite 200, Las Vegas, NV 89135, Attention: Corporate Secretary, or call us at (702) 747-4000. Upon written or oral request, we will promptly deliver a separate copy to you. Similarly, you may also contact us through either of these methods if you receive multiple copies of proxy-related materials and other stockholder communications and would prefer to receive a single copy in the future.

FUTURE STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2026 proxy statement pursuant to SEC Rule 14a-8 must submit the proposal so that it is received by us no later than , 2026 (120 days prior to the anniversary of mailing date of the Notice in connection with this year’s annual meeting), unless the date of our 2025 Annual Meeting is more than 30 days before or after December 19, 2026, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Jet.AI Inc., 10845 Griffith Peak Dr., Suite 200, Las Vegas, NV 89135, Attention: Corporate Secretary.

Under our Bylaws, stockholder proposals (other than pursuant to Rule 14a-8 of the Exchange Act) that are not included in the proxy statement and form of proxy disseminated by us in relation to the 2026 annual meeting must be received by our Corporate Secretary at our principal executive office listed above no earlier than August 21, 2026, and no later than the close of business on September 20, 2026. That deadline will change if the date of the 2026 annual meeting occurs prior to November 19, 2026, such that the proposals must be delivered not earlier than the close of business on the 120th day prior to the 2026 annual meeting and not later than the close of business on the later of (i) the 90th day prior to the 2026 annual meeting or (ii) the 10th day following the date on which we first publicly announce the date of the 2026 annual meeting. The notice including any such stockholder proposals must contain certain information as to the proposal and the stockholder as set forth in our Bylaws. If a timely proposal is received, the Board may exercise any discretionary authority granted by the proxies to be solicited on behalf of the Board in connection with such proposal at the 2026 annual meeting.

In addition, a stockholder who intends to solicit proxies in support of director nominees other than our nominees for the 2026 Annual Meeting of Stockholders in accordance with Exchange Act Rule 14a-19 must provide notice to our principal executive offices at the address above no later than October 20, 2026. That deadline will change if the date of the 2026 annual meeting is prior to November 19, 2026, such that the proposals must be delivered not earlier than the close of business on the 120th day prior to the 2026 annual meeting and not later than the close of business on the later of (i) the 60th day prior to the 2026 annual meeting or (ii) the 10th day following the date on which we first publicly announce the date of the 2026 annual meeting. Any such notice of intent to solicit proxies must comply with all the requirements of SEC Rule 14a-19.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. We also maintain a website at www.jet.ai, at which you may access these materials free of charge as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

You can obtain any of the documents listed above from the SEC, through the website of the SEC at the address described above or from us by requesting them in writing or by telephone at the following address:

Jet.AI Inc.

Attention: Board Secretary

10845 Griffith Peak Drive, Suite 200

Las Vegas, NV 89135

(702) 747-4000

This document is a proxy statement of Jet.AI Inc. for the Annual Meeting of Jet.AI Inc. stockholders. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

56

OTHER MATTERS

The Board does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Annual Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

By Order of the Board of Directors,

/s/ Michael Winston
Michael Winston
Interim Chief Executive Officer
November 25, 2025

57

Appendix A

FORM OF PROXY CARD

A-1

2025

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet, Smartphone or Tablet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

JET.AI INC.

Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 18, 2025.

INTERNET
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend;
https://cstproxy.com/jet.ai/2025

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 4. 5, 6, AND 7.

Please mark your votes like this **X**

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1. Election of Class II Directors	☐	☐	☐

(1) Wrendon Timothy

(2) William Yankus

Instructions: To withhold authority to vote for any nominee(s), mark for "FOR ALL EXCEPT" and write the number(s) of nominee(s) on the line below:

____

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2025**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

A-2

2025

To view the 2025 Proxy Statement, 2025 Annual Report and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/jetai/2025

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

JET.AI INC.

The undersigned appoints Michael Winston and George Murnane, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Jet.AI Inc. held of record by the undersigned at the close of business on November 7, 2025, at the Annual Meeting of Stockholders of Jet.AI Inc. to be held on December 19, 2025, at 10:00 a.m. Pacific Time, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE TWO CLASS II NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, PROPOSAL 3, PROPOSAL 4, PROPOSAL 5 AND PROPOSAL 6, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

(Continued and to be marked, dated and signed, on the other side)

A-3

Appendix B

AMENDMENT TO 2023 JET.AI INC. AMENDED AND RESTATED OMNIBUS INCENTIVE PLAN

B-1

FIRST AMENDMENT TO

2023 JET.AI INC.

AMENDED AND RESTATED OMNIBUS INCENTIVE PLAN

This First Amendment (this “Amendment”) to the 2023 Jet.AI Inc. Amended and Restated Omnibus Incentive Plan (the “Plan”) is made effective as of ___________, 20____ (the “Amendment Effective Date”) was adopted by the Board of Directors of Jet.AI Inc. (the “Company”) on ___________, 20____, and approved by a majority of the Company’s stockholders on ___________, 20____.

W I T N E S S E T H

WHEREAS, the Company established the Plan, originally effective as of July 1, 2024, and approved by the Company’s stockholders on September 24, 2024, under which the Company is authorized to grant stock and incentive awards to certain employees and directors of the Company;

WHEREAS, Section 19 of the Plan provides that the Company’s board of directors (the “Board”) may amend the Plan from time to time, subject to the limitations contained therein; and

WHEREAS, the Board now desires to amend the Plan in the manner contemplated hereby and in accordance with the provisions of the Plan relating to stockholder approval of certain amendments, to increase the number of shares of the Company’s common stock available for award grants under the Plan by 775,000 shares plus an amount of shares that will account for all shares issuable in connection with the vesting of certain performance share unit awards the Company previously granted to its executive management team.

NOW, THEREFORE, the Plan shall be amended as of the Amendment Effective Date and as set forth below:

1. Section 4.1 of the Plan is hereby deleted and replaced in its entirety with the following:

“4.1 Maximum Number of Shares Available. Subject to adjustment as provided in Section 4.4 of this Plan, the maximum number of shares of Common Stock that will be available for issuance under this Plan shall not exceed 775,000 shares plus an amount of shares that will account for all shares issuable in connection with the vesting of certain performance share unit awards the Company previously granted to its executive management team.”

2. Section 4.2(a) of the Plan is hereby deleted and replaced in its entirety with the following:

“(a) the maximum aggregate number of shares of Common Stock that will be available for issuance pursuant to Incentive Stock Options under this Plan may not exceed 775,000 shares; and”

3. Except as set forth above, the Plan shall continue to read in its current state.

IN WITNESS WHEREOF, the Company has caused the execution of this First Amendment by its duly authorized officer, effective as of the Amendment Effective Date.

Jet.AI Inc.

By:

B-2

Appendix C

CHARTER AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

C-1

CERTIFICATE OF AMENDMENT

TO THE CERTIFICATE OF INCORPORATION

OF

JET.AI INC.

a Delaware corporation

Pursuant to Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), Jet.AI Inc., a corporation organized and existing under the DGCL (the “Corporation”), hereby certifies as follows:

A. On ________, 2025, the Board of Directors of the Corporation duly adopted a resolution proposing and declaring advisable the following amendment (the “Amendment”) to the Corporation’s Certificate of Incorporation, as amended (the “Certificate”).

B. The Certificate is hereby amended by deleting Section 1.1 of Article IV of the Certificate in its entirety and restating the same as follows:

1.1	The total number of shares of all classes of stock that the Corporation has authority to issue is 1,004,000,000 shares, consisting of two (2) classes: 1,000,000,000 shares of Common Stock, $0.0001 par value per share (the “Common Stock”) and 4,000,000 shares of Preferred Stock, $0.0001 par value per share (“Preferred Stock”).

C. This Amendment to the Certificate has been duly approved and adopted in accordance with the provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by a duly authorized officer of the Corporation on this __ day of ________, 2025.

By:

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Appendix D

CHARTER AMENDMENT TO EFFECT A REVERSE STOCK SPLIT

D-1

CERTIFICATE OF AMENDMENT

TO THE CERTIFICATE OF INCORPORATION

OF

JET.AI INC.

a Delaware corporation

Pursuant to Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), Jet.AI Inc., a corporation organized and existing under the DGCL (the “Corporation”), hereby certifies as follows:

A. On ________, 2025, the Board of Directors of the Corporation duly adopted a resolution proposing and declaring advisable the following amendment (the “Amendment”) to the Corporation’s Certificate of Incorporation, as amended (the “Certificate”).

B. The Certificate is hereby amended by adding Section 1.3 of Article IV to the Certificate as follows:

1.3	Upon the filing and effectiveness (the “Effective Time”) pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Certificate of Incorporation, as amended, of the Corporation, each ___ (__) shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive cash in lieu of such fractional share interests. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

C. This Amendment to the Certificate has been duly approved and adopted in accordance with the provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by a duly authorized officer of the Corporation on this __ day of ________, 202__.

By:

D-2